[FRONT PAGE]


        |U.S. GLOBAL
        |
        |Investors Funds




              [GRAPHIC: Photograph of small segment of bar chart]



                                        SemiAnnual Report
                                        DECEMBER 31, 2002

                                        [GRAPHIC: U.S. Global Investors logo]

  U.S. GLOBAL INVESTORS FUNDS


  SEMIANNUAL REPORT


  DECEMBER 31, 2002
  (UNAUDITED)


  TABLE OF CONTENTS


     LETTER TO SHAREHOLDERS ..........................................    1

     MANAGEMENT TEAMS' PERSPECTIVES ..................................    4

     PORTFOLIOS OF INVESTMENTS .......................................   33

     NOTES TO PORTFOLIOS OF INVESTMENTS ..............................   68

     STATEMENTS OF ASSETS AND LIABILITIES ............................   72

     STATEMENTS OF OPERATIONS ........................................   76

     STATEMENTS OF CHANGES IN NET ASSETS .............................   80

     NOTES TO FINANCIAL STATEMENTS ...................................   86

     FINANCIAL HIGHLIGHTS ............................................   94

  QUOTRON SYMBOLS


     U.S. TREASURY SECURITIES CASH FUND                               USTXX

     U.S. GOVERNMENT SECURITIES SAVINGS FUND                          UGSXX

     NEAR-TERM TAX FREE FUND                                          NEARX

     TAX FREE FUND                                                    USUTX

     ALL AMERICAN EQUITY FUND                                         GBTFX

     CHINA REGION OPPORTUNITY FUND                                    USCOX

     GLOBAL RESOURCES FUND                                            PSPFX

     WORLD PRECIOUS MINERALS FUND                                     UNWPX

     GOLD SHARES FUND                                                 USERX


[GRAPHIC: U.S. Global Investors Logo]
P.O. Box 781234 San Antonio, Texas 782781234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

U.S. GLOBAL INVESTORS FUNDS


Dear Shareholder,
                                                         GRAPHIC: Photograph
Whew! What a ride. We just finished one of the most      of Frank E. Holmes
challenging years the market has ever seen. Many investors started out 2002 in search of a rebound.
Although we experienced great rallies, they were [Frank Holmes PHOTO] short lived. Lack of consistent earnings in many industries and the threat of war caused the S&P 500 Stock Index (S&P 500) to fall 22 percent during 2002.

However, investors who followed our advise to balance their portfolio between equities and fixed income, with a 3 to 5 percent exposure to gold funds, have experienced less volatility and better returns than the majority of investors. For the past year, the S&P 500 was down 22 percent, while the Lehman Brothers Municipal Bond Index was up 9.6 percent and the Philadelphia Stock Exchange Gold & Silver Index (XAU) was up 44 percent.

Now, let us take a closer look at what 2002 had in store for us.

GOLD

Gold was a great asset class last year and the rise of 25 percent drove the performance of our gold funds to surpass the performance of the XAU. In looking back since 1971, we discovered that whenever the economy is weak and the government drops T-bill rates to the inflation rate and expands the deficit, the U.S. dollar falls against other currencies. This in turn drives gold prices up, and gold stocks historically rise 3 percent for every 1 percent increase in bullion prices. Since we have a weak economy, interest rates will stay low. With the creation of Homeland Security, the Afghanistan war and now the situation with Iraq, the budget deficit will get worse. Bottom line, we are in a secular gold bull market and most people are in a state of denial.

The gold sector has received negative press coverage. Recently, in a Wall Street Journal interview, a Morningstar analyst said, "There is no reason to have gold in your portfolio in the first place, because even for a long-term investor the potential for loss is very high." In addition, a Schwab spokesperson was quoted as saying, "we don't have a place slotted out for gold funds," referring to their model portfolios.

U.S. GLOBAL INVESTORS FUNDS


Regardless of these statements, we feel that the current environment is ideal for gold, and all the critical indicators are pushing in its favor. Please visit our website at www.usfunds.com/gold to review our PowerPoint presentation on what is driving gold. In our opinion, you should consider a 3 to 5 percent weighting in gold as a portfolio diversifier. The power of dynamic asset allocation suggests you rebalance every year to capture the swings and not try to chase performance.

BONDS

As most investors know, when interest rates go down, bond prices go up, and the longer the average maturity, the greater the swing in prices. Investors that placed 50 percent of their portfolio in our municipal bond funds have benefited greatly for two reasons. They have locked in higher yields on monthly income, and they have seen their assets increase in overall value. The municipal bond market, in particular, posted another strong year in 2002. Declining interest rates, a volatile stock market and strong investor demand helped drive the municipal market. Considering the additional tax incentives from investing in municipal bonds, it is easy to see why there was so much investor enthusiasm surrounding municipal bonds. According to Lehman Brothers, municipal bonds have provided the best annualized total tax-equivalent return over the past three and five years when compared to traditional fixed income and equity asset classes. The Lehman Brothers Municipal Bond Index returned 9.60 percent for 2002--a return few could have mustered by investing in only equities.

With all that said, there are some questions as to where interest rates are headed in 2003. Fed Funds futures' contracts, which are an estimate of when and by how much the Fed will change rates, are currently pricing to anticipate a quarter-point hike around Thanksgiving 2003. This conservative outlook leads us to believe that the municipal bond market should remain strong over the next year. Even if interest rates do rise, a recent study by Lehman Brothers examines the effect it would have on fixed income asset classes. In each of the two recent negative annual performance periods for fixed income assets (1994 and 1999), municipal bonds significantly outperformed treasuries. Historically, by overweighting your fixed income investments with a shorter average maturity, the price risk becomes less.

U.S. GLOBAL INVESTORS FUNDS


We strongly suggest that you diversify your fixed income investments by considering our Near-Term Tax Free Fund (NEARX). This fund can potentially provide you with monthly tax-free income at higher rates than money market funds, low price volatility and counter-cyclical price movements to the S&P 500. As I have said in my previous letters, financial "harmoney" is predicated on a balance between fixed income and equities and a 3 to 5 percent weighting in gold.

Sincerely,

/s/ Frank Holmes

Frank E. Holmes
Chairman, Chief Investment Officer and CEO
U.S. Global Investors, Inc.

For more complete information about any U.S. Global fund, including charges and expenses, obtain a prospectus by visiting us at www.usfunds.com or call 1-800-US-FUNDS (1-800-873-8637). Read it carefully before you invest or send money. Distributed by U.S. Global Brokerage, Inc.

Performance data quoted represent past performance and investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds(1) for the six-month period ending December 31, 2002, returning 0.68 percent versus 0.49 percent, respectively. The U.S. Treasury Securities Cash Fund slightly underperformed the Lipper treasury money market funds for the six-month period ending December 31, 2002, returning 0.43 percent versus 0.47 percent, respectively. The U.S. Treasury Securities Cash Fund is recognized as an excellent alternative to a bank checking account, offering free unlimited check writing, a check card option and timely statements rivaling a full service commercial bank checking account.

     U.S. TREASURY SECURITIES CASH FUND           AS OF DECEMBER 31, 2002
     --------------------------------------------------------------------
     7-Day Yield                                                    0.51%
     7-Day Effective Yield                                          0.51%
     Weighted Average Days to Maturity                                36


     U.S. GOVERNMENT SECURITIES SAVINGS FUND      AS OF DECEMBER 31, 2002
     --------------------------------------------------------------------
     7-Day Yield                                                    1.01%
     7-Day Effective Yield                                          1.01%
     Weighted Average Days to Maturity                                42

     An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

MONEY MARKET FUNDS


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

After a quiet period from the Federal Reserve (Fed) in the first half of the year, the Fed started where they left off almost a year ago, cutting interest rates by 50 basis points on November 6, 2002. As we moved into the second half of the year, the economy began to show signs of sluggishness. Stocks were faltering badly, reaching new lows in October. In late July, second quarter gross domestic product (GDP) was reported at an anemic 1.3 percent. GDP did rebound in the third quarter, but appeared to be losing momentum as year-end approached. Unemployment continued to inch higher, ending the year at 6 percent. Consumer confidence also suffered as war with Iraq appeared to be imminent and North Korea saber rattling intensified the situation. News was not all bad as key economic areas such as auto and housing sales remained strong. Over the past six months the 3- and 6-month T-bills fell by 0.50 percent and 0.53 percent, respectively. At the end of December, yields on 3- and 6-month T-bills were 1.15 percent and 1.18 percent, respectively. The money market agency yield curve followed suit, with one-year agency discount note yields falling 0.74 percent.

INVESTMENT HIGHLIGHTS

The U.S. Government Securities Savings Fund continued to reduce its exposure to floating rate securities. For much of the period, the fund took a laddered approach by buying fixed rate securities across the money market spectrum. With the belief that the Fed would not cut interest rates again, many of the longer maturities the fund owned were callable. As the year progressed, the economy deteriorated and the Fed cut interest rates in November. During this time, many of the fund's longer maturities were called away. At the end of the period, the fund maintained a short ladder out through the first part of 2003. The U.S. Treasury Securities Cash Fund followed a similar ladder strategy, but short-term treasuries are not callable and so the fund incrementally benefited from this positioning.

CURRENT OUTLOOK

The economy is being buffeted from many areas. So far, this recovery is similar to the 1991 recovery in that it appears to be a jobless recovery with Iraq at the forefront of the news. With a potential war on the horizon, a weak stock market and rising unemployment, consumer and business confidence is under attack. However, things may be better than they seem.

MONEY MARKET FUNDS


The Fed has cut interest rates to a massive degree over the past two years, President Bush has proposed sweeping new tax cuts and we are already approximately one year into a recovery. The Fed may cut interest rates again, but the most likely scenario is for the Fed to do nothing and let the economy continue to recover on its own.

(1) A fund that invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

TAX FREE FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Tax Free and Near-Term Tax Free Funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital. The Near-Term Tax Free Fund maintains a weighted average maturity of less than five years, while the Tax Free Fund generally maintains a longer weighted average maturity.

PERFORMANCE

The Near-Term Tax Free Fund posted a 3.36 percent return in the past six months, compared to 3.09 percent for the Lipper short-intermediate municipal debt funds peer group. The Tax Free Fund returned 4.01 percent for the past six months, compared to 4.14 percent for the Lipper general municipal debt funds peer group.

     NEAR-TERM TAX FREE FUND
     [GRAPHIC: Graph created from data points in table below.]

                                                            LEHMAN 3-YEAR
                                          NEAR-TERM TAX       MUNICIPAL
                                            FREE FUND        BOND INDEX
                                          -------------     -------------
     12/31/01 ....................        $   15,193.72     $   15,578.86
     01/31/02 ....................            15,397.06         15,776.71
     02/28/02 ....................            15,526.33         15,895.03
     03/31/02 ....................            15,291.56         15,658.20
     04/30/02 ....................            15,560.39         15,888.37
     05/31/02 ....................            15,634.35         15,980.53
     06/30/02 ....................            15,757.97         16,117.96
     07/31/02 ....................            15,890.63         16,243.68
     08/31/02 ....................            16,035.35         16,347.64
     09/30/02 ....................            16,247.89         16,476.79
     10/31/02 ....................            16,098.04         16,386.16
     11/30/02 ....................            16,058.28         16,391.08
     12/31/02 ....................            16,287.05         16,627.11


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                            TEN     FIVE    ONE     SIX
                                            YEAR    YEAR    YEAR    MONTH
     --------------------------------------------------------------------
     Near-Term Tax Free Fund                5.00%   4.64%   7.20%   3.36%
     Lehman 3-Year Municipal Bond
       Index                                5.22%   5.33%   6.73%   3.16%

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of two to four years. The Adviser has agreed to limit the fund's total operating expenses to .70% through June 30, 2003. The Adviser limited the fund's total operating expenses to .50% for the six month period ended December 31, 2002.

TAX FREE FUNDS


     TAX FREE FUND
     [GRAPHIC: Graph created from data points in table below.]

                                                            LEHMAN 10-YEAR
                                                              MUNICIPAL
                                          TAX FREE FUND      BOND INDEX
                                          -------------     -------------
     06/30/01 ....................        $   15,956.93     $   17,243.56
     07/31/01 ....................            16,186.60         17,481.18
     08/31/01 ....................            16,458.61         17,777.47
     09/30/01 ....................            16,386.00         17,754.18
     10/31/01 ....................            16,581.55         17,973.33
     11/30/01 ....................            16,378.51         17,740.68
     12/31/01 ....................            16,166.65         17,554.68
     01/31/02 ....................            16,457.00         17,886.47
     02/28/02 ....................            16,670.41         18,142.24
     03/31/02 ....................            16,302.70         17,768.51
     04/30/02 ....................            16,667.58         18,180.74
     05/31/02 ....................            16,753.27         18,266.19
     06/30/02 ....................            16,943.27         18,492.69
     07/31/02 ....................            17,144.97         18,738.65
     08/31/02 ....................            17,322.29         18,982.25
     09/30/02 ....................            17,672.37         19,435.92
     10/31/02 ....................            17,381.58         19,082.19
     11/30/02 ....................            17,278.67         18,925.72
     12/31/02 ....................            17,622.27         19,340.19


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                            TEN     FIVE    ONE     SIX
                                            YEAR    YEAR    YEAR    MONTH
     --------------------------------------------------------------------
     Tax Free Fund                         5.83%   5.00%    9.00%   4.01%
     Lehman 10-Year Municipal
       Bond Index                          6.82%   6.12%   10.17%   4.58%

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of 8 to 12 years. The Adviser has agreed to limit the fund's total operating expenses to .70% through June 30, 2003.


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Municipals rallied and the municipal yield curve steepened during the past six months. Short-term yields fell by as much as 65 basis points, while long-term municipals saw yield declines of about 35 basis points. The Bond Buyer 40 Municipal Bond Index, which represents long-term municipal bonds, declined by approximately 20 basis points, from approximately 5.40 percent to 4.99 percent. Volatility was fairly high, with a strong sustained rally in September, only to fall off very sharply in October. On a total return basis, the long end of the municipal curve was the best performer, rising by more than 5.80 percent. Generally speaking, the entire yield curve experienced solid returns. Bonds maturing in fifteen years or longer

TAX FREE FUNDS


posted gains of more than 5 percent, while the five- to ten-year area experienced gains of about 4.5 percent. The Fed cut interest rates by 50 basis points during the second half of 2002, which gave support to the rally in municipals. Municipal supply was robust with issuance of over $300 billion. It was a record year for new issuance, but demand from investors was just as strong.

INVESTMENT HIGHLIGHTS

In the past six months, water and sewer, education and zero coupon bonds were the best performers, while housing and industrial development issues lagged. The Tax Free Fund was fairly conservative on a maturity basis, and was positively impacted by an emphasis on the intermediate portion of the curve. Over the past six months, the fund did reduce positions in the intermediate sector and reallocated to more of a barbell structure in anticipation of higher yields in 2003. Near-Term's shorter maturity structure also benefited from exposure to intermediate positions, but to a lesser extent. Near-Term's new purchases focused on the more conservative three- to five-year portion of the curve. Both funds maintained a diverse issuer, credit, sector and geographic mix, which proved beneficial to performance.

CURRENT OUTLOOK

The economic outlook has been tempered somewhat in the past few months, as the economy has slowed. A potential war on the horizon, a weak stock market and rising unemployment are all putting pressure on the economy. On the other hand, the Fed has cut interest rates again in the past few months, President Bush has proposed aggressive new tax cuts and we are already approximately one year into a recovery. The Fed may cut interest rates again, but the most likely scenario is for the Fed to do nothing and let the economy continue to recover on its own. The outlook for the municipal market still appears favorable. Upcoming municipal supply is likely to be relatively heavy in the next few months, but demand is expected to remain just as strong. Municipals are currently trading at the most attractive levels relative to treasuries in many years.

TAX FREE FUNDS


     MUNICIPAL BOND RATINGS                             DECEMBER 31, 2002
     (BASED ON TOTAL INVESTMENTS)
     --------------------------------------------------------------------
     NEAR-TERM TAX FREE FUND
         AAA ..........................................            37.59%
         AA ...........................................            35.68%
         A ............................................            17.22%
         BBB ..........................................             1.66%

     TAX FREE FUND
         AAA ..........................................            50.02%
         AA ...........................................            30.11%
         A ............................................            14.01%
         BBB ..........................................             2.83%

ALL AMERICAN EQUITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to look for promising small- and mid-cap stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE

     ALL AMERICAN EQUITY FUND
     [GRAPHIC: Graph created from data points in table below.]

                                           ALL AMERICAN        S&P 500
                                           EQUITY FUND       STOCK INDEX
                                          -------------     -------------
     06/30/01 ....................            22,692.77         33,211.82
     07/31/01 ....................            22,175.40         32,884.88
     08/31/01 ....................            20,507.34         30,826.23
     09/30/01 ....................            19,598.38         28,336.93
     10/31/01 ....................            19,830.42         28,877.29
     11/30/01 ....................            21,026.31         31,092.36
     12/31/01 ....................            21,079.86         31,364.74
     01/31/02 ....................            20,365.89         30,907.03
     02/28/02 ....................            19,866.12         30,310.98
     03/31/02 ....................            20,776.43         31,450.95
     04/30/02 ....................            19,741.17         29,544.15
     05/31/02 ....................            21,124.48         29,326.49
     06/30/02 ....................            18,920.11         27,237.29
     07/31/02 ....................            16,421.23         25,115.51
     08/31/02 ....................            16,724.67         25,278.76
     09/30/02 ....................            15,252.11         22,533.48
     10/31/02 ....................            16,010.70         24,514.18
     11/30/02 ....................            16,073.17         25,955.61
     12/31/02 ....................            15,475.22         24,432.02


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                   TEN       FIVE       ONE        SIX
                                   YEAR      YEAR       YEAR      MONTH
     --------------------------------------------------------------------
     All American Equity Fund      4.46%    (6.55)%   (26.59)%   (18.21)%
     S&P 500 Stock Index           9.34%    (0.59)%   (22.10)%   (10.30)%

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Adviser has agreed to limit the fund's total operating expenses to 1.50% through June 30, 2003.

ALL AMERICAN EQUITY FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The economy keeps stumbling along, giving investors mixed signals. In its final revision, third quarter GDP grew 4 percent. The consensus expectations are that fourth quarter GDP also grew but at a slower pace. Although the economy appears to have reemerged from the recession of 2001, investors are getting enough mixed signals from economic reports to worry about a "double dip" recession. This simply means that GDP may contract again before we see a sustainable economic recovery. Although capital spending remains weak, investors are worried that consumers may falter under high unemployment and lower consumer confidence, thereby ending support for the economy. The Federal Reserve echoed the worry when it cut short-term interest rates 50 basis points in November. Fiscal policy is also being supportive in the current environment. The Bush Administration is publicly talking about accelerating tax cuts enacted in 2001, and repealing the double taxation of corporate dividends.

As if poor economic data wasn't enough, politics in the past six months have been tremendously volatile. Continued uneasiness over corporate governance issues caused the equity markets to experience a dismal July with the S&P 500 falling almost 20 percent during the first half of the month. A late month rally lifted the benchmark index to close down only 8 percent. Since August, the possibility of war with Iraq has taken the spotlight. The Iraqi government issued its weapons dossier to the United Nations, and weapons inspectors are currently scouring the country for any indication of the development or possession of weapons of mass destruction. To date, nothing has been located, but the U.S. and British governments are pressing the issue. The political rhetoric is keeping the market in a trading range until we get some clarity. Labor strikes in Venezuela are also causing havoc with oil prices. The strikes, started in early December, have slowed oil exports from Venezuela from 2.5 million barrels per day to a trickle of 300,000 barrels per day. This supply disruption and the Middle East conflict are causing worries over tight oil supplies and high consumer prices in the U.S. Sustained high oil prices throughout the world would put a global economic recovery in jeopardy.

INVESTMENT HIGHLIGHTS

Defensive stocks buffeted the markets in the third quarter of 2002. Healthcare and staples stocks outperformed the broader benchmarks. The fourth quarter was an entirely different story. Technology and telecommunications led the market to an inspiring gain of over 8 percent for the S&P 500.

ALL AMERICAN EQUITY FUND


The telecommunications sector enjoyed the biggest bounce, gaining 37 percent in the three-month period. Technology issues were not far behind with a gain of 22 percent. Not to be left out, hopes for an economic recovery in 2003 drove basic material stocks higher by 12 percent.

The bifurcation of the third and fourth quarter was driven by the volatile nature of investor confidence. The third quarter was likely the capitulation of this bear market. Following the two-year bear market, the remaining nervous investors exited the markets in herd-like fashion to protect their savings. Institutional investors were no different. Money managers raised cash and lowered equity exposure to protect their long-term performance records. With the third quarter a recent memory, money managers put some cash to work by buying what they perceived to be undervalued securities. This process fed on itself with investors rushing back into the market so as not to miss out on the next market rally pushing the market to big gains.

CURRENT OUTLOOK

Earnings estimates continued to fall throughout the second half of the year. For perspective, consensus expectations were for S&P 500 earnings to grow 16 percent at the beginning of 2002. By September, that number had fallen to 6 percent. At year's end, full year estimates for 2002 were for earnings growth of 1.4 percent. Following the go-go days of the late 1990's, it is no surprise that analysts were overly optimistic for earnings growth in each of the last two years. The fact that analysts were unable to foresee anything other than the most recent growth trends, begs to question whether current corporate profit expectations for 2003 are more than a guess. Although, like a broken clock, at some point the street will be correct. We continue to be skeptical of forecasts as too optimistic, but we will likely become more bullish with some geopolitical concerns cleared from the air.

Geopolitical risks are the lynchpin to the market in 2003. From Venezuela to Iraq, the risks that will cause this volatile market to trade down are bountiful. Keeping this in mind, we are approaching the market with cautious optimism. The All American Equity Fund is diversified for this reason. The portfolio is comprised of income-producing securities and stocks that we strongly believe will provide significant capital appreciation when the market does improve. This fund structure lowers the overall volatility of the fund in this environment, meanwhile allowing investors to participate in market gains.

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      DECEMBER 31, 2002

     MICROSOFT CORP .....................................           4.31%
       DATA PROCESSING & SOFTWARE

     JOHNSON & JOHNSON ..................................           4.25%
       PHARMACEUTICALS

     WALMART STORES, INC ...............................            4.05%
       RETAIL

     PFIZER, INC ........................................           3.36%
       PHARMACEUTICALS

     VIACOM, INC ........................................           2.73%
       ENTERTAINMENT

     FREEPORT-MCMORAN COPPER & GOLD INC .................            2.38%
       METAL & MINERAL MINING

     BANK OF AMERICA CORP ...............................           2.20%
       BANKS

     GENERAL ELECTRIC CO ................................           2.16%
       HOUSEHOLD APPLIANCES

     HCA INC ............................................           2.00%
       HEALTHCARE & EQUIPMENT

     FANNIE MAE .........................................           1.96%
       FINANCIAL SERVICES


 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            DECEMBER 31, 2002

     RETAIL .........................................              10.73%
     PHARMACEUTICALS ................................               9.94%
     BANKS ..........................................               8.89%
     FINANCIAL SERVICES .............................               7.84%
     HEALTHCARE & EQUIPMENT .........................               6.33%

CHINA REGION OPPORTUNITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund seeks to achieve long-term capital appreciation by focusing on the economic growth in the greater China region, including China, Hong Kong, Singapore, Korea and Taiwan. The fund emphasizes long-term growth over current income.

PERFORMANCE

     CHINA REGION OPPORTUNITY FUND
     [GRAPHIC: Graph created from data points in table below.]

                                             IFC EMERGING
                                 CHINA          MARKETS     MORGAN STANLEY
                                 REGION       INVESTABLE     CAPITAL FAR
                               OPPORTUNITY       TOTAL      EAST FREE EX
                                  FUND        CHINA INDEX   JAPAN INDEX *
                              -------------  -------------  -------------
     02/09/94 ...........     $   10,000.00  $   10,000.00  $   10,000.00
     02/28/94 ...........          9,465.73       9,499.49       9,551.08
     03/31/94 ...........          8,155.24       7,780.03       8,490.13
     04/29/94 ...........          8,094.61       7,383.05       8,869.29
     05/31/94 ...........          8,417.99       7,811.94       9,236.91
     06/30/94 ...........          7,852.07       6,846.73       8,810.82
     07/29/94 ...........          8,267.47       7,713.08       9,290.36
     08/31/94 ...........          8,774.06       8,243.17      10,031.62
     09/30/94 ...........          8,834.85       8,451.00       9,852.95
     10/31/94 ...........          8,662.41       8,348.25      10,033.37
     11/30/94 ...........          7,698.79       7,095.04       9,063.76
     12/30/94 ...........          7,191.63       6,089.36       8,827.13
     01/31/95 ...........          6,430.88       5,174.75       7,870.07
     02/28/95 ...........          6,735.18       5,760.10       8,654.74
     03/31/95 ...........          6,714.89       5,854.28       8,671.05
     04/28/95 ...........          6,441.02       5,129.60       8,571.18
     05/31/95 ...........          7,019.19       5,897.87       9,601.52
     06/30/95 ...........          6,846.75       5,744.53       9,444.68
     07/31/95 ...........          7,072.58       6,009.19       9,578.68
     08/31/95 ...........          6,990.46       5,728.96       9,108.18
     09/29/95 ...........          6,939.14       5,604.42       9,254.15
     10/31/95 ...........          6,692.41       5,293.06       9,101.13
     11/30/95 ...........          6,312.05       4,787.11       8,993.15
     12/29/95 ...........          6,178.40       4,538.02       9,428.35
     01/31/96 ...........          6,642.56       5,160.74      10,279.74
     02/29/96 ...........          6,766.33       5,308.63      10,229.73
     03/29/96 ...........          6,580.67       5,028.41      10,292.74
     04/30/96 ...........          6,549.73       4,966.14      10,562.24
     05/31/96 ...........          6,621.93       5,098.47      10,441.52
     06/28/96 ...........          6,704.44       5,082.90      10,216.98
     07/31/96 ...........          6,621.03       4,942.79       9,463.10
     08/30/96 ...........          6,631.46       5,145.17       9,787.08
     09/30/96 ...........          6,662.74       5,121.82      10,021.83
     10/31/96 ...........          6,683.69       5,075.11       9,821.01
     11/29/96 ...........          7,207.49       5,549.93      10,371.41
     12/31/96 ...........          7,898.91       6,389.04      10,294.10
     01/31/97 ...........          7,877.95       6,333.00      10,430.05
     02/28/97 ...........          8,097.95       6,509.69      10,458.58
     03/31/97 ...........          7,982.71       6,302.64       9,861.28
     04/30/97 ...........          8,454.13       7,219.58       9,595.14
     05/30/97 ...........          8,894.13       7,121.51      10,061.65
     06/30/97 ...........          9,009.36       7,205.57      10,313.79
     07/31/97 ...........          9,679.83       8,320.23      10,344.53
     08/29/97 ...........          9,795.06       9,643.50       8,425.13
     09/30/97 ...........          9,239.83       7,651.59       8,349.90
     10/31/97 ...........          7,018.92       6,274.62       6,298.96
     11/28/97 ...........          6,337.98       4,963.03       5,888.33
     12/31/97 ...........          6,125.32       4,863.39       5,612.00
     01/30/98 ...........          4,784.09       3,457.62       5,127.85
     02/27/98 ...........          6,114.76       4,755.97       8,803.44
     03/31/98 ...........          6,114.76       4,464.86       6,128.88
     04/30/98 ...........          5,618.40       3,914.53       5,486.21
     05/29/98 ...........          4,984.74       3,636.65       4,621.67
     06/30/98 ...........          4,319.41       3,234.22       4,105.39
     07/31/98 ...........          3,654.07       2,512.65       3,981.03
     08/31/98 ...........          3,009.85       1,952.21       3,354.65
     09/30/98 ...........          3,654.07       2,601.39       3,707.66
     10/30/98 ...........          4,150.43       2,583.48       4,712.38
     11/30/98 ...........          4,277.16       2,621.62       5,133.05
     12/31/98 ...........          4,087.07       2,388.11       5,197.41
     01/29/99 ...........          3,576.18       2,084.53       5,020.07
     02/26/99 ...........          3,554.90       2,102.44       4,922.54
     03/31/99 ...........          3,938.06       2,204.41       5,458.13
     04/30/99 ...........          4,757.60       2,833.35       6,711.58
     05/31/99 ...........          4,640.52       2,755.51       6,400.84
     06/30/99 ...........          5,939.02       3,771.31       7,500.11
     07/30/99 ...........          5,641.00       3,620.30       7,199.74
     08/31/99 ...........          5,672.93       3,674.79       7,310.05
     09/30/99 ...........          5,374.92       3,489.53       6,718.43
     10/29/99 ...........          5,321.70       3,484.08       7,034.68
     11/30/99 ...........          5,896.44       4,462.52       7,730.04
     12/31/99 ...........          6,364.75       4,901.53       8,284.71
     01/31/00 ...........          6,396.68       4,940.45       8,095.96
     02/29/00 ...........          6,822.42       6,195.22       7,661.11
     03/31/00 ...........          7,088.51       6,234.14       8,004.52
     04/30/00 ...........          6,364.75       5,308.63       7,343.35
     05/31/00 ...........          6,024.17       5,370.90       6,737.02
     06/30/00 ...........          6,503.12       6,188.22       7,041.35
     07/31/00 ...........          6,535.05       6,111.93       6,779.25
     08/31/00 ...........          6,396.68       5,990.50       6,687.44
     09/30/00 ...........          5,864.51       5,323.42       5,906.68
     10/31/00 ...........          5,342.99       5,075.89       5,438.96
     11/30/00 ...........          5,055.62       4,370.67       5,161.70
     12/31/00 ...........          5,163.11       4,455.52       5,146.77
     01/31/01 ...........          5,378.69       4,948.24       5,835.14
     02/28/01 ...........          5,109.22       4,661.79       5,548.94
     03/31/01 ...........          5,066.10       4,196.31       4,941.16
     04/30/01 ...........          5,270.90       4,728.73       4,948.61
     05/31/01 ...........          5,443.37       5,011.29       4,900.15
     06/30/01 ...........          5,303.24       5,098.47       4,788.81
     07/31/01 ...........          4,861.30       4,421.27       4,597.80
     08/31/01 ...........          4,484.04       3,550.25       4,514.99
     09/30/01 ...........          3,977.43       3,382.89       3,790.90
     10/31/01 ...........          4,128.34       3,432.71       3,980.55
     11/30/01 ...........          4,419.37       3,670.90       4,522.80
     12/31/01 ...........          4,484.04       3,658.44       4,931.32
     01/31/02 ...........          4,591.83       3,396.90       5,129.93
     02/28/02 ...........          4,537.94       3,459.17       5,137.94
     03/31/02 ...........          4,764.29       3,627.31       5,500.99
     04/30/02 ...........          4,893.64       3,726.16       5,566.06
     05/31/02 ...........          4,882.86       3,749.51       5,438.33
     06/30/02 ...........          4,721.18       3,656.88       5,138.84
     07/31/02 ...........          4,408.59       3,508.99       4,940.50
     08/31/02 ...........          4,246.90       3,442.05       4,822.76
     09/30/02 ...........          3,891.20       3,190.63       4,266.07
     10/31/02 ...........          3,923.54       3,164.16       4,492.69
     11/30/02 ...........          4,106.78       3,301.94       4,713.16
     12/31/02 ...........          3,934.31       3,199.19       4,386.41


     AVERAGE ANNUAL PERFORMANCE                          FOR THE PERIODS ENDED
                                                             DECEMBER 31, 2002
     -------------------------------------------------------------------------
                                                   FIVE       ONE       SIX
                                     INCEPTION     YEAR       YEAR     MONTH
     -------------------------------------------------------------------------
     China Region Opportunity
        Fund (Inception 02/10/94)     (9.96)%     (8.47)%   (12.26)%  (16.67)%
     Hang Seng Composite Index         n/a         n/a     (13.17)%  (11.11)%
     Morgan Stanley Capital Far
        East Free ex Japan Index*     (8.85)%     (4.81)%   (11.05)%  (14.64)%
     IFC Emerging Markets Invest
        able Total China Index       (12.02)%     (8.04)%   (12.55)%  (12.52)%

     * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on The Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The Morgan Stanley Capital Far East Free ex Japan Index is an index in a series representing both the developed and the emerging markets for a particular region. The IFC Emerging Markets Investable Total China Index represents the S&P China Investable Total Return series. The term "investable" indicates that the stocks and the weights in the S&P index represents the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions, plus factoring in minimum market capitalization and liquidity screens.

CHINA REGION OPPORTUNITY FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

China's economy continued to grow in the second half of 2002. For the third quarter, GDP grew at 8.1 percent, outpacing growth of 7.6 percent and 8.0 percent in the first and second quarter. The government said that the fourth quarter continued to maintain the stable pickup of the first three quarters. For the year, GDP grew 8.0 percent as booming exports, robust domestic consumption and a rush of investment helped China to offset the global slowdown.

In November, China's Vice President, Hu Jintao, succeeded President Jiang Zemin as the new leader of China's Communist Party, and is expected to replace Jiang as president this year. This is the first peaceful power succession in the history of the People's Republic of China. Since the transition had been expected for more than a year, we believe that China's political regime and economic policies will stay intact.

In South Korea, the ruling Millennium Democratic Party retained the presidency in December, as Roh Moo-hyun won a victory over his rival Lee Hoi-chang of the Grand National Party. Roh is perceived as anti-U.S. and somewhat radical, which could raise uncertainty in the market. Also, the North Korea nuclear issue is posing more risks to the South Korea market.

INVESTMENT HIGHLIGHTS

We continued to focus our investments on two themes in China, domestic consumption and exports. We tried to capture the high growth of the domestic economy in China by adding names that benefited from the fast growing housing market, consumer goods and cars. Industrial production in December grew 14.9 percent, which reaffirmed our view on a strong domestic economy in China. We also sought to take advantage of China's strong export growth by adding exporters and port operations companies in the portfolio.

In terms of country allocation, we increased our exposure to countries with strong domestic economies to protect ourselves from a weakening in the world's major export markets. For instance, we increased our exposure to China, Malaysia and Korea, which have experienced strong domestic demand. We held a high cash position throughout the period to address weak economic conditions.

CHINA REGION OPPORTUNITY FUND


As far as sector allocation, due to the prolonged weakness of PC and server end-markets, we reduced our exposure to technology companies in Taiwan. Additional deflation in Hong Kong's real estate caused us to cut our exposure to Hong Kong property companies. With an eye towards the need for strong industrial production and infrastructure to prepare for the 2008 Olympics in China, we increased our exposure to industrial companies.

CURRENT OUTLOOK

Looking ahead, we believe that China will continue to be the driver for the region's economy. In a survey conducted by the Wall Street Journal, economists, on average, expect the Asian region, excluding Japan, to grow 5.68 percent in 2003. Another driver will be rising commodities prices, which should benefit resource-rich countries, such as those in which the fund invests. However, going forward, the North Korea nuclear issue poses a risk to the Korean market as well as its neighboring countries.

CHINA REGION OPPORTUNITY FUND


     TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS  DECEMBER 31, 2002
     ---------------------------------------------------------------------
     HSBC HOLDINGS PLC ..................................          11.57%
       BANKING & FINANCIAL SERVICES

     HANG SENG BANK LTD .................................           4.27%
       BANKING & FINANCIAL SERVICES

     LI & FUNG LTD ......................................           3.89%
       APPAREL

     CHINA INTERNATIONAL MARINE CONTAINERS
       (GROUP) CO., LTD .................................           3.63%
       SHIPPING & CONTAINERS

     CHEUNG KONG HOLDINGS LTD ...........................           3.29%
       REAL ESTATE DEVELOPERS

     HONG KONG & CHINA GAS CO., LTD .....................           3.00%
       UTILITIES

     COSCO PACIFIC LTD ..................................           2.52%
       SHIPPING & CONTAINERS

     SUN HUNG KAI PROPERTIES LTD ........................           2.30%
       REAL ESTATE DEVELOPERS

     KOOKMIN BANK .......................................           2.28%
       BANKING & FINANCIAL SERVICES

     SINOPEC SHANGHAI PETROCHEMICAL CO., LTD ............           2.14%
       CHEMICAL & ALLIED PRODUCTS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         DECEMBER 31, 2002
     ---------------------------------------------------------------------
     BANKING & FINANCIAL SERVICES ....................             20.61%
     ELECTRONIC EQUIPMENT ............................              7.94%
     INVESTMENT TRUSTS ...............................              6.32%
     SHIPPING & CONTAINERS ...........................              6.15%
     CHEMICALS & ALLIED PRODUCTS .....................              6.06%


*Includes convertible debentures.

CHINA REGION OPPORTUNITY FUND


     PORTFOLIO PROFILE                                   DECEMBER 31, 2002
     ---------------------------------------------------------------------
     COUNTRY DISTRIBUTION ............................    % OF INVESTMENTS
       Hong Kong .....................................             39.84%
       People's Republic of China ....................             17.17%
       United States .................................             13.03%
       United Kingdom ................................             11.57%
       South Korea ...................................              7.07%
       Canada ........................................              5.62%
       Other Foreign .................................              5.70%

     NUMBER OF SECURITIES ............................                58

GLOBAL RESOURCES FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund is a diversified natural resources fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, industrial commodities, metals, minerals, paper and forest products from around the globe.

PERFORMANCE

     GLOBAL RESOURCES FUND
     [GRAPHIC: Graph created from data points in table below.]

                                                  S&P
                                 GLOBAL        ENERGY AND
                                RESOURCES      MATERIALS       S&P 500
                                  FUND          INDEX *      STOCK INDEX
                              -------------  -------------  -------------
     12/31/92 ...........     $   10,000.00  $   10,000.00  $   10,000.00
     01/29/93 ...........          9,786.48      10,166.07      10,083.61
     02/26/93 ...........          9,964.41      10,527.98      10,221.03
     03/31/93 ...........         10,409.25      10,803.52      10,436.69
     04/30/93 ...........         10,587.19      10,973.61      10,184.43
     05/31/93 ...........         10,729.54      11,120.31      10,456.88
     06/30/93 ...........         10,854.09      10,946.56      10,487.49
     07/30/93 ...........         10,978.65      11,024.28      10,445.31
     08/31/93 ...........         11,334.52      11,349.33      10,841.63
     09/30/93 ...........         11,281.14      11,263.54      10,758.50
     10/29/93 ...........         11,779.36      11,332.74      10,981.04
     11/30/93 ...........         11,245.55      10,935.01      10,876.36
     12/31/93 ...........         11,850.53      11,115.70      11,007.87
     01/31/94 ...........         12,415.71      11,746.10      11,382.10
     02/28/94 ...........         11,978.15      11,345.00      11,073.18
     03/31/94 ...........         11,285.35      10,858.02      10,590.42
     04/29/94 ...........         11,030.11      11,207.38      10,726.22
     05/31/94 ...........         11,030.11      11,331.02      10,902.25
     06/30/94 ...........         10,464.93      11,028.17      10,635.01
     07/29/94 ...........         10,774.87      11,558.13      10,984.23
     08/31/94 ...........         11,103.04      11,658.51      11,434.58
     09/30/94 ...........         11,540.60      11,413.99      11,154.97
     10/31/94 ...........         11,358.28      11,939.38      11,405.58
     11/30/94 ...........         10,701.94      11,201.28      10,990.12
     12/30/94 ...........         10,701.94      11,224.33      11,153.23
     01/31/95 ...........         10,143.75      11,233.20      11,442.47
     02/28/95 ...........         10,259.24      11,695.30      11,888.40
     03/31/95 ...........         10,547.96      12,299.22      12,239.19
     04/28/95 ...........         10,836.68      12,578.79      12,599.59
     05/31/95 ...........         10,971.42      12,954.00      13,103.17
     06/30/95 ...........         11,086.91      12,766.92      13,407.53
     07/31/95 ...........         11,394.88      13,162.35      13,852.16
     08/31/95 ...........         11,568.11      12,788.89      13,886.97
     09/29/95 ...........         11,529.61      12,970.98      14,473.03
     10/31/95 ...........         11,009.91      12,737.55      14,421.30
     11/30/95 ...........         11,125.40      13,319.23      15,054.38
     12/29/95 ...........         11,664.35      13,870.50      15,344.36
     01/31/96 ...........         12,093.47      14,127.20      15,866.62
     02/29/96 ...........         12,230.01      14,126.75      16,013.72
     03/29/96 ...........         12,912.71      14,861.64      16,167.87
     04/30/96 ...........         13,673.43      15,147.35      16,406.24
     05/31/96 ...........         13,887.99      15,120.47      16,829.35
     06/28/96 ...........         13,614.91      14,984.73      16,893.55
     07/31/96 ...........         13,029.74      14,464.48      16,147.18
     08/30/96 ...........         13,497.87      14,724.22      16,487.80
     09/30/96 ...........         14,044.03      15,275.85      17,415.81
     10/31/96 ...........         14,707.22      15,956.90      17,896.15
     11/29/96 ...........         15,487.45      16,654.52      19,248.86
     12/31/96 ...........         15,643.49      16,551.76      18,867.46
     01/31/97 ...........         16,217.97      17,247.27      20,046.20
     02/28/97 ...........         15,334.16      16,816.89      20,203.32
     03/31/97 ...........         15,223.68      17,170.62      19,373.55
     04/30/97 ...........         14,825.96      17,414.47      20,529.76
     05/30/97 ...........         16,240.06      18,515.62      21,779.70
     06/30/97 ...........         16,195.87      19,171.86      22,755.44
     07/31/97 ...........         17,565.78      20,559.51      24,566.04
     08/29/97 ...........         18,537.98      19,783.13      23,189.87
     09/30/97 ...........         20,173.03      20,746.33      24,459.84
     10/31/97 ...........         19,112.46      19,802.22      23,643.01
     11/28/97 ...........         16,041.21      19,562.54      24,737.40
     12/31/97 ...........         15,212.63      19,424.09      25,162.27
     01/30/98 ...........         13,406.45      18,641.40      25,440.64
     02/27/98 ...........         13,711.72      19,807.46      27,275.47
     03/31/98 ...........         13,686.28      20,706.13      28,672.22
     04/30/98 ...........         13,330.13      21,443.36      28,960.75
     05/29/98 ...........         12,134.49      20,676.98      28,462.86
     06/30/98 ...........         11,371.32      20,234.85      29,619.05
     07/31/98 ...........         10,480.94      18,905.31      29,303.65
     08/31/98 ...........          8,801.96      16,611.21      25,067.01
     09/30/98 ...........          9,743.21      18,507.45      26,672.81
     10/30/98 ...........         10,099.36      18,847.89      28,842.38
     11/30/98 ...........          9,819.53      19,069.20      30,590.51
     12/31/98 ...........          9,353.19      18,707.90      32,353.30
     01/29/99 ...........          8,890.97      17,620.27      33,706.20
     02/26/99 ...........          8,809.40      17,535.58      32,658.70
     03/31/99 ...........          9,679.47      19,452.71      33,965.26
     04/30/99 ...........         11,283.65      22,832.05      35,280.58
     05/31/99 ...........         10,739.86      21,817.17      34,447.42
     06/30/99 ...........         10,903.00      22,273.24      36,359.16
     07/30/99 ...........         10,930.19      22,358.96      35,223.90
     08/31/99 ...........         10,794.24      22,258.75      35,049.65
     09/30/99 ...........         10,413.59      21,420.93      34,088.82
     10/29/99 ...........         10,196.07      21,342.86      36,246.02
     11/30/99 ...........         10,223.26      21,453.20      36,982.79
     12/31/99 ...........         10,712.67      22,176.88      39,160.93
     01/31/00 ...........         10,359.21      21,135.37      37,193.39
     02/29/00 ...........          9,788.23      19,584.15      36,489.33
     03/31/00 ...........         10,848.62      21,591.45      40,058.86
     04/28/00 ...........         10,685.48      21,179.31      38,853.84
     05/31/00 ...........         11,229.27      22,349.08      38,056.66
     06/30/00 ...........         10,549.53      20,908.20      38,994.88
     07/31/00 ...........         10,359.21      20,608.65      38,385.23
     08/31/00 ...........         11,501.17      21,723.90      40,769.50
     09/30/00 ...........         11,473.98      21,551.45      38,617.14
     10/31/00 ...........         11,038.94      21,867.96      38,453.89
     11/30/00 ...........         10,495.15      21,204.91      35,422.20
     12/31/00 ...........         11,854.63      22,986.01      35,595.57
     01/31/01 ...........         11,473.98      22,319.17      36,858.47
     02/28/01 ...........         11,283.65      22,027.17      33,497.65
     03/31/01 ...........         11,120.51      21,485.09      31,375.55
     04/30/01 ...........         12,126.53      23,693.72      33,813.76
     05/31/01 ...........         11,990.58      23,975.25      34,040.31
     06/30/01 ...........         10,903.00      22,519.60      33,211.82
     07/31/01 ...........         10,467.96      22,267.37      32,884.88
     08/31/01 ...........         10,087.31      21,581.73      30,826.23
     09/30/01 ...........          9,434.76      19,825.29      28,336.93
     10/31/01 ...........         10,060.12      20,404.30      28,877.29
     11/30/01 ...........         10,141.69      20,515.57      31,092.36
     12/31/01 ...........         10,250.45      21,117.41      31,364.74
     01/31/02 ...........         10,277.64      20,954.62      30,907.03
     02/28/02 ...........         10,848.62      21,845.19      30,310.98
     03/31/02 ...........         11,854.63      23,075.94      31,450.95
     04/30/02 ...........         12,588.75      21,917.41      29,544.15
     05/31/02 ...........         15,144.56      22,234.93      29,326.49
     06/30/02 ...........         13,404.43      22,040.81      27,237.29
     07/31/02 ...........         10,413.59      19,329.25      25,115.51
     08/31/02 ...........         10,930.19      19,226.10      25,278.76
     09/30/02 ...........         10,712.67      17,307.11      22,533.48
     10/31/02 ...........         10,005.74      17,913.26      24,514.18
     11/30/02 ...........         10,386.40      18,939.70      25,955.61
     12/31/02 ...........         12,073.50      18,683.10      24,432.02


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                       TEN     FIVE     ONE        SIX
                                       YEAR    YEAR     YEAR      MONTH
     --------------------------------------------------------------------
     Global Resources Fund             1.90%  (4.51)%   17.79%    (9.93)%
     S&P 500 Stock Index               9.34%  (0.59)%  (22.10)%  (10.30)%
     S&P Energy and Materials
       Index*                          6.45%  (0.77)%  (11.53)%  (15.23)%

     * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights.

GLOBAL RESOURCES FUND


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The economic reports during the second half of 2002 painted a mixed picture for the United States. Third quarter GDP was reported to have grown by 4 percent. Current expectations are that the fourth quarter will also have sequentially positive GDP growth, but the pace has likely slowed. Industrial production and capacity utilization reports have been volatile, showing that our economy is on a bumpy ride to recovery. Unemployment has remained at relatively high levels, increasing worries over lower consumer spending growth rates. The Federal Reserve lowered the short-term Fed funds rate target by 50 basis points to 1.25 percent, the lowest level in 40 years. The economy is struggling to support positive growth, but record-low interest rates and stimulating fiscal policy have increased the odds that the economy improves in 2003.

As is often the case, global politics played a big role in commodity price movements during the last six months. Worries over war with Iraq increased in the latter part of 2002 as dialogue between the U.S. and United Nations (UN) intensified, posing concern for the need to oust the current regime. The final resolution approved by the UN was met by Iraq, although some question whether Saddam is fully cooperating. Venezuelan political upheaval has been the other edge of the sword for global oil markets. The virtual shutdown of oil and crude product exports from over 2 million barrels per day to close to 300,000 barrels per day has removed significant supplies from the U.S. oil market. There is no end in sight to the current crisis, but a quick resolution would lift some clouds for oil price expectations.

INVESTMENT HIGHLIGHTS

Energy prices continued their rise in the last six months of the year. After finding support in March around $25 per barrel, oil prices finally pierced the psychologically important $30 level in September, correlating with the UN resolution on Iraqi arms compliance. Reflecting on how important geopolitics is for the world oil markets, oil again retested the $25 price level for crude oil at the end of October. Iraq agreed to comply with the resolution, sending prices lower. Not long after oil prices touched $25, the Venezuelan oil worker strike began and drove prices above $30 again, where they closed the year. Interestingly, oil stocks did not respond to these spikes in prices as investors may have anticipated. Natural gas prices also showed strength in the second half of 2002. Fuel prices spiked above

GLOBAL RESOURCES FUND


$5 per thousand cubic feet in December due to colder-than-normal temperatures pushing withdrawal rates over historic levels. The secular demand picture is also positive, as production rates in the U.S. are expected to decline. We continued to be underweight energy levered stocks because we believed that price levels were unsustainable in a weak global demand environment.

As a group, base and precious metal prices appreciated in the latter half of the year. Most of this price increase occurred in the fourth quarter. Higher metal prices have been driven by several events. The most important event for global markets was the weakening dollar. Lower interest rates and tight supplies for some industrial metals also selectively pushed commodity prices and producer stocks higher. Expectations for a pickup in industrial demand also added to the excitement in this sector. Early in the cycle, we believed the dollar would experience structural decline versus other major currencies.

The fund maintained little exposure to the utilities sector in the final two quarters of the year. The sector underperformed the entire market, with the S&P Utilities Index closing down 20 percent. The sector suffered from the fallout of corporate malfeasance during the third quarter, but the stocks performed better in the fourth quarter as value investors bought the group.

CURRENT OUTLOOK

Looking ahead, we continue to expect the materials sector to outperform energy and utilities in the following six months. Increased global demand, combined with low interest rates and a weak dollar, are likely to benefit material stocks as supply pictures have improved for most commodities. Lower supply, combined with expected higher demand, will leverage prices higher in coming months. The team expects that energy prices will likely trend lower in the future as current uncertainties are removed from the global supply picture. Therefore, we are currently underweight in energy. If oil prices continue to trade at these high levels, we will warm to the stocks as earnings estimates are likely to move higher.

GLOBAL RESOURCES FUND


     TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS  DECEMBER 31, 2002
     ---------------------------------------------------------------------

     APOLLO GOLD CORP .................................             8.79%
       GOLD & SILVER MINING

     ENERPLUS RESOURCES FUND ..........................             4.11%
       OIL & GAS ROYALTY TRUSTS

     ARC ENERGY TRUST .................................             3.56%
       OIL & GAS ROYALTY TRUSTS

     ACETEX CORP ......................................             3.23%
       CHEMICALS & ALLIED PRODUCTS

     FOCUS ENERGY TRUST ...............................             2.76%
       OIL & GAS ROYALTY TRUSTS

     INCO LTD .........................................             2.72%
       METAL & MINERAL MINING

     BEMA GOLD CORP ...................................             2.62%
       GOLD & SILVER MINING

     GOLDCORP, INC ....................................             2.60%
       GOLD & SILVER MINING

     SUPERIOR PROPANE INCOME FUND .....................             2.57%
       OIL & GAS ROYALTY TRUSTS

     PENGROWTH ENERGY TRUST ...........................             2.30%
       OIL & GAS ROYALTY TRUSTS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         DECEMBER 31, 2002
     ---------------------------------------------------------------------
     GOLD & SILVER MINING ............................             35.64%
     METAL & MINERAL MINING ..........................             18.03%
     OIL & GAS ROYALTY TRUSTS ........................             16.83%
     OIL & GAS EXTRACTION ............................              8.83%
     CHEMICALS & ALLIED PRODUCTS .....................              4.93%

     *    Includes convertible debentures.

GLOBAL RESOURCES FUND


     PORTFOLIO PROFILE                                   DECEMBER 31, 2002
     ---------------------------------------------------------------------
     COUNTRY DISTRIBUTION ............................    % OF INVESTMENTS
       Canada ........................................             73.94%
       United States .................................             14.70%
       Ghana .........................................              2.94%
       People's Republic of China ....................              2.57%
       Other Foreign .................................              5.85%

     NUMBER OF SECURITIES ............................                99

GOLD AND PRECIOUS MINERALS FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals and Gold Shares Funds pursue a dual objective of long-term capital growth plus protection against inflation and monetary instability through investments in gold and precious mineral companies. The Gold Shares Fund also pursues current income as a secondary objective. The fund focuses on established producing gold mines. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining, and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector.

PERFORMANCE

     WORLD PRECIOUS MINERALS FUND
     [GRAPHIC: Graph created from data points in table below.]

                                        TORONTO     PHILADEL-
                                         STOCK       PHIA
                                        EXCHANGE     STOCK
                             WORLD       GOLD &     EXCHANGE
                            PRECIOUS    PRECIOUS     GOLD
                            MINERALS    MINERALS    & SILVER     S&P 500
                              FUND       INDEX *     INDEX *   STOCK INDEX
                           ----------  ----------  ----------  ----------
     12/31/92 ........     $10,000.00  $10,000.00  $10,000.00  $10,000.00
     01/29/93 ........       9,526.88    9,834.12   10,032.26   10,083.61
     02/26/93 ........      10,301.08   10,964.94   10,656.38   10,221.03
     03/31/93 ........      11,494.62   12,345.52   12,176.72   10,436.69
     04/30/93 ........      13,172.04   14,525.38   13,858.35   10,184.43
     05/31/93 ........      14,946.24   16,297.03   15,583.45   10,456.88
     06/30/93 ........      15,688.17   17,743.47   16,331.00   10,487.49
     07/30/93 ........      18,655.91   19,244.60   18,078.54   10,445.31
     08/31/93 ........      17,172.04   18,257.37   16,531.56   10,841.63
     09/30/93 ........      15,021.51   16,142.39   14,601.68   10,758.50
     10/29/93 ........      17,494.62   19,100.09   17,314.17   10,981.04
     11/30/93 ........      17,172.04   19,058.56   16,649.37   10,876.36
     12/31/93 ........      18,978.49   20,378.74   18,500.70   11,007.87
     01/31/94 ........      19,634.41   20,603.42   18,490.88   11,382.10
     02/28/94 ........      18,612.90   19,626.25   18,007.01   11,073.18
     03/31/94 ........      18,645.16   20,530.83   18,751.75   10,590.42
     04/29/94 ........      17,150.54   18,129.09   16,049.09   10,726.22
     05/31/94 ........      17,967.74   19,516.60   16,875.18   10,902.25
     06/30/94 ........      16,806.45   18,170.44   16,164.10   10,635.01
     07/29/94 ........      16,827.96   18,081.91   15,673.21   10,984.23
     08/31/94 ........      17,602.15   18,827.63   16,622.72   11,434.58
     09/30/94 ........      18,655.91   20,870.62   18,545.58   11,154.97
     10/31/94 ........      17,634.41   19,019.44   16,467.04   11,405.58
     11/30/94 ........      15,408.60   16,698.86   14,403.93   10,990.12
     12/30/94 ........      15,763.44   18,259.52   15,333.80   11,153.23
     01/31/95 ........      14,104.13   16,108.88   13,657.78   11,442.47
     02/28/95 ........      14,405.82   16,982.47   14,562.41   11,888.40
     03/31/95 ........      16,065.13   19,391.28   17,106.59   12,239.19
     04/28/95 ........      16,506.90   18,874.79   16,399.72   12,599.59
     05/31/95 ........      16,474.57   19,779.85   16,830.29   13,103.17
     06/30/95 ........      17,034.86   19,990.65   16,856.94   13,407.53
     07/31/95 ........      17,778.32   19,933.66   16,647.97   13,852.16
     08/31/95 ........      18,263.18   19,870.34   17,203.37   13,886.97
     09/29/95 ........      18,252.41   20,141.18   17,419.35   14,473.03
     10/31/95 ........      16,377.60   17,678.67   15,032.26   14,421.30
     11/30/95 ........      17,778.32   19,778.82   16,985.97   15,054.38
     12/29/95 ........      18,273.95   19,835.22   16,889.20   15,344.36
     01/31/96 ........      21,226.23   22,968.31   19,782.61   15,866.62
     02/29/96 ........      21,797.29   23,744.34   20,204.77   16,013.72
     03/29/96 ........      22,960.97   23,744.05   20,172.51   16,167.87
     04/30/96 ........      23,672.10   23,520.17   20,115.01   16,406.24
     05/31/96 ........      26,085.64   25,142.02   20,882.19   16,829.35
     06/28/96 ........      22,756.25   21,062.60   17,357.64   16,893.55
     07/31/96 ........      22,174.41   21,302.46   17,440.39   16,147.18
     08/30/96 ........      24,200.06   22,337.27   17,468.44   16,487.80
     09/30/96 ........      23,488.93   21,063.74   16,154.28   17,415.81
     10/31/96 ........      22,874.77   21,061.49   16,213.18   17,896.15
     11/29/96 ........      22,508.43   21,779.58   16,856.94   19,248.86
     12/31/96 ........      21,840.39   21,528.59   16,374.47   18,867.46
     01/31/97 ........      20,620.70   20,255.98   15,455.82   20,046.20
     02/28/97 ........      22,718.11   21,987.25   17,175.32   20,203.32
     03/31/97 ........      20,005.16   18,003.57   14,603.09   19,373.55
     04/30/97 ........      19,024.85   16,743.33   13,164.10   20,529.76
     05/30/97 ........      20,050.76   17,863.34   14,629.73   21,779.70
     06/30/97 ........      18,181.33   15,821.11   13,408.13   22,755.44
     07/31/97 ........      17,315.01   15,789.44   13,733.52   24,566.04
     08/29/97 ........      17,725.37   15,620.39   13,866.76   23,189.87
     09/30/97 ........      18,477.70   17,253.12   15,357.64   24,459.84
     10/31/97 ........      15,377.19   14,392.03   12,329.59   23,643.01
     11/28/97 ........      12,196.88   10,807.06    9,932.68   24,737.40
     12/31/97 ........      12,868.28   12,150.09   10,405.33   25,162.27
     01/30/98 ........      13,976.22   12,973.99   10,514.73   25,440.64
     02/27/98 ........      13,237.59   12,341.54   10,582.05   27,275.47
     03/31/98 ........      14,137.79   13,206.67   11,454.42   28,672.22
     04/30/98 ........      14,726.39   14,240.73   12,332.40   28,960.75
     05/29/98 ........      12,637.46   12,370.51   10,478.26   28,462.86
     06/30/98 ........      11,379.48   11,577.98   10,058.91   29,619.05
     07/31/98 ........      10,583.15   10,273.23    8,824.68   29,303.65
     08/31/98 ........       8,274.94    8,054.92    6,856.94   25,067.01
     09/30/98 ........      11,425.65   12,456.94   10,517.53   26,672.81
     10/30/98 ........      11,275.61   12,793.57   10,573.63   28,842.38
     11/30/98 ........      10,525.44   11,828.72    9,952.31   30,590.51
     12/31/98 ........      10,839.36   11,278.48    9,112.20   32,353.30
     01/29/99 ........      10,377.13   10,792.35    8,872.37   33,706.20
     02/26/99 ........      10,157.57   10,144.74    8,493.69   32,658.70
     03/31/99 ........       9,949.56    9,882.59    8,381.49   33,965.26
     04/30/99 ........      11,139.81   11,273.70   10,297.34   35,280.58
     05/31/99 ........       9,105.99    9,437.45    8,537.17   34,447.42
     06/30/99 ........       9,001.98   10,037.28    9,387.10   36,359.16
     07/30/99 ........       8,493.53    9,603.13    8,817.67   35,223.90
     08/31/99 ........       8,851.76    9,861.66    9,444.60   35,049.65
     09/30/99 ........      11,151.37   12,195.88   11,256.66   34,088.82
     10/29/99 ........      10,007.34   10,500.57    9,754.56   36,246.02
     11/30/99 ........       9,568.22    9,890.23    9,402.52   36,982.79
     12/31/99 ........       9,464.22    9,286.24    9,532.96   39,160.93
     01/31/00 ........       8,401.08    8,255.09    8,412.34   37,193.39
     02/29/00 ........       8,539.75    8,043.26    8,381.49   36,489.33
     03/31/00 ........       7,892.63    7,551.27    7,924.26   40,058.86
     04/28/00 ........       7,499.73    8,012.21    7,678.82   38,853.84
     05/31/00 ........       7,268.61    8,408.51    7,893.41   38,056.66
     06/30/00 ........       7,430.39    8,491.29    8,107.99   38,994.88
     07/31/00 ........       6,644.60    7,538.68    7,131.84   38,385.23
     08/31/00 ........       6,910.38    7,780.20    7,340.81   40,769.50
     09/30/00 ........       6,205.48    7,723.91    7,001.40   38,617.14
     10/31/00 ........       5,546.79    6,992.49    6,152.88   38,453.89
     11/30/00 ........       5,489.01    7,772.77    6,603.09   35,422.20
     12/31/00 ........       5,859.96    8,267.83    7,210.38   35,595.57
     01/31/01 ........       5,801.94    7,772.81    6,852.73   36,858.47
     02/28/01 ........       5,790.33    8,304.38    7,364.66   33,497.65
     03/31/01 ........       5,407.41    7,863.17    6,671.81   31,375.55
     04/30/01 ........       5,917.98    8,836.66    7,732.12   33,813.76
     05/31/01 ........       6,150.05    9,083.61    8,012.62   34,040.31
     06/30/01 ........       6,126.85    8,640.91    7,468.44   33,211.82
     07/31/01 ........       5,778.73    8,564.40    7,441.80   32,884.88
     08/31/01 ........       5,859.96    9,199.74    7,932.68   30,826.23
     09/30/01 ........       6,196.47   10,317.14    8,105.19   28,336.93
     10/31/01 ........       6,115.24    9,594.48    7,647.97   28,877.29
     11/30/01 ........       6,080.43    9,179.82    7,373.07   31,092.36
     12/31/01 ........       6,300.90    9,668.48    7,633.94   31,364.74
     01/31/02 ........       7,403.27   10,789.36    8,601.68   30,907.03
     02/28/02 ........       8,111.11   11,376.10    9,162.69   30,310.98
     03/31/02 ........       9,433.95   11,793.73    9,942.50   31,450.95
     04/30/02 ........      10,420.28   12,386.56   10,373.07   29,544.15
     05/31/02 ........      14,667.30   14,066.18   11,814.87   29,326.49
     06/30/02 ........      12,102.84   12,139.08   10,022.44   27,237.29
     07/31/02 ........       8,702.91   10,241.71    8,490.88   25,115.51
     08/31/02 ........       9,909.71   11,422.61    9,741.94   25,278.76
     09/30/02 ........       9,979.33   11,543.56    9,781.21   22,533.48
     10/31/02 ........       8,656.49   10,343.48    8,897.62   24,514.18
     11/30/02 ........       8,749.32   10,181.64    8,889.20   25,955.61
     12/31/02 ........      11,557.02   12,199.37   10,765.78   24,432.02


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                       TEN     FIVE     ONE        SIX
                                       YEAR    YEAR     YEAR      MONTH
     --------------------------------------------------------------------

     World Precious Minerals Fund      1.46%  (2.13)%   83.42%    (4.51)%
     S&P 500 Stock Index               9.34%  (0.59)%  (22.10)%  (10.30)%
     Toronto Stock Exchange Gold
       & Precious Minerals Index*      2.01%   0.08%    26.18%     0.50%
     Philadelphia Stock Exchange
       Gold & Silver Index*            0.74%   0.68%    41.03%     7.42%

     * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Toronto Stock Exchange Gold & Precious Minerals Index is a capitalization-weighted index designed to measure the performance of the gold and precious minerals sector of the TSX 300 Index. The Philadelphia Stock Exchange Gold & Silver Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

GOLD AND PRECIOUS MINERALS FUNDS


     GOLD SHARES FUND
     [GRAPHIC: Graph created from data points in table below.]

                                                  FINANCIAL      HSBC
                                                    TIMES        SOUTH
                           GOLD        S&P 500      GOLD        AFRICAN
                          SHARES       STOCK        MINES        GOLD
                           FUND        INDEX        INDEX *      INDEX *
                        ----------   ----------   ----------   ----------
     12/31/92 ........  $10,000.00   $10,000.00   $10,000.00   $10,000.00
     01/29/93 ........   10,534.35    10,083.61    11,690.14    11,607.70
     02/26/93 ........   11,450.38    10,221.03    18,399.53    13,114.01
     03/31/93 ........   13,587.79    10,436.69    19,900.94    16,337.68
     04/30/93 ........   15,801.53    10,184.43    23,418.62    19,995.86
     05/31/93 ........   18,854.96    10,456.88    28,829.26    25,479.00
     06/30/93 ........   19,160.31    10,487.49    29,798.59    25,870.06
     07/30/93 ........   21,776.57    10,445.31    31,679.97    29,660.67
     08/31/93 ........   17,852.17    10,841.63    29,423.63    23,422.30
     09/30/93 ........   17,005.73    10,758.50    26,250.86    23,246.43
     10/29/93 ........   19,083.36    10,981.04    30,876.37    27,188.08
     11/30/93 ........   18,929.46    10,876.36    30,197.81    26,691.50
     12/31/93 ........   22,392.16    11,007.87    34,825.67    32,307.06
     01/31/94 ........   20,137.40    11,382.10    33,873.55    28,150.22
     02/28/94 ........   18,893.39    11,073.18    31,660.25    27,039.11
     03/31/94 ........   18,660.14    10,590.42    31,853.52    26,252.85
     04/29/94 ........   19,204.39    10,726.22    29,678.09    27,494.31
     05/31/94 ........   18,582.39    10,902.25    30,586.23    25,965.24
     06/30/94 ........   19,515.39    10,635.01    29,889.36    27,912.27
     07/29/94 ........   20,223.61    10,984.23    30,695.77    29,952.41
     08/31/94 ........   22,426.96    11,434.58    32,587.95    33,273.33
     09/30/94 ........   25,102.46    11,154.97    36,373.40    37,748.81
     10/31/94 ........   23,764.71    11,405.58    33,738.81    36,683.22
     11/30/94 ........   20,774.45    10,990.12    29,567.45    31,911.86
     12/30/94 ........   21,797.43    11,153.23    30,920.03    32,822.26
     01/31/95 ........   16,687.41    11,442.47    25,632.39    24,374.09
     02/28/95 ........   17,645.54    11,888.40    27,081.53    25,865.92
     03/31/95 ........   18,443.98    12,239.19    30,200.63    26,997.72
     04/28/95 ........   17,565.70    12,599.59    30,193.74    26,459.76
     05/31/95 ........   17,086.63    13,103.17    29,751.17    24,705.15
     06/30/95 ........   17,326.17    13,407.53    30,164.63    25,990.07
     07/31/95 ........   18,702.54    13,852.16    30,517.21    27,392.92
     08/31/95 ........   18,621.58    13,886.97    30,869.64    27,637.08
     09/29/95 ........   18,459.65    14,473.03    31,075.59    27,359.82
     10/31/95 ........   15,625.93    14,421.30    26,962.91    23,186.43
     11/30/95 ........   15,787.86    15,054.38    29,536.15    23,672.67
     12/29/95 ........   15,949.79    15,344.36    29,944.60    24,624.46
     01/31/96 ........   19,485.05    15,866.62    36,083.57    31,216.64
     02/29/96 ........   18,909.54    16,013.72    36,623.00    31,065.59
     03/29/96 ........   17,840.74    16,167.87    36,526.13    30,829.71
     04/30/96 ........   17,922.96    16,406.24    36,411.11    30,883.51
     05/31/96 ........   18,416.25    16,829.35    37,198.12    31,562.18
     06/28/96 ........   15,292.07    16,893.55    31,560.09    27,003.93
     07/31/96 ........   15,125.85    16,147.18    31,232.24    26,683.22
     08/30/96 ........   15,042.74    16,487.80    31,790.77    27,109.46
     09/30/96 ........   13,712.99    17,415.81    28,980.28    24,897.58
     10/31/96 ........   13,463.67    17,896.15    29,385.92    25,458.31
     11/29/96 ........   12,549.47    19,248.86    29,346.64    22,820.19
     12/31/96 ........   11,884.59    18,867.46    28,537.56    22,269.81
     01/31/97 ........   10,696.13    20,046.20    26,577.93    20,471.76
     02/28/97 ........   12,224.15    20,203.32    29,851.17    24,090.63
     03/31/97 ........   10,526.35    19,373.55    25,617.06    20,159.32
     04/30/97 ........    9,677.46    20,529.76    22,982.79    18,344.71
     05/30/97 ........    9,847.24    21,779.70    24,567.92    18,243.33
     06/30/97 ........    8,183.39    22,755.44    21,797.18    14,802.40
     07/31/97 ........    8,357.51    24,566.04    22,130.67    14,895.51
     08/29/97 ........    8,444.56    23,189.87    22,095.93    15,123.11
     09/30/97 ........    8,270.45    24,459.84    23,866.20    15,479.00
     10/31/97 ........    6,442.24    23,643.01    19,430.83    13,056.07
     11/28/97 ........    4,962.27    24,737.40    15,299.22    10,459.34
     12/31/97 ........    5,066.74    25,162.27    16,560.56    11,543.55
     01/30/98 ........    5,066.74    25,440.64    17,493.43    12,389.82
     02/27/98 ........    4,622.29    27,275.47    16,855.87    11,011.79
     03/31/98 ........    4,711.18    28,672.22    17,920.50    11,245.60
     04/30/98 ........    4,977.85    28,960.75    20,319.72    14,769.29
     05/29/98 ........    4,000.06    28,462.86    17,012.83    12,547.07
     06/30/98 ........    3,368.94    29,619.05    15,553.36    10,033.11
     07/31/98 ........    3,395.60    29,303.65    14,094.37     9,519.97
     08/31/98 ........    2,613.37    25,067.01    10,979.34     7,763.29
     09/30/98 ........    3,644.50    26,672.81    17,228.95    11,831.16
     10/30/98 ........    3,564.49    28,842.38    17,419.56    12,033.93
     11/30/98 ........    3,342.27    30,590.51    16,512.21    11,702.88
     12/31/98 ........    3,395.60    32,353.30    14,624.26     9,408.24
     01/29/99 ........    3,244.49    33,706.20    14,587.64     9,842.75
     02/26/99 ........    3,173.38    32,658.70    13,637.40     8,717.15
     03/31/99 ........    3,155.60    33,965.26    13,599.37     9,439.27
     04/30/99 ........    3,511.16    35,280.58    15,930.99    10,786.26
     05/31/99 ........    2,960.04    34,447.42    12,962.75     8,944.75
     06/30/99 ........    3,040.04    36,359.16    13,850.55     9,753.78
     07/30/99 ........    2,844.48    35,223.90    13,217.68     9,116.49
     08/31/99 ........    2,995.60    35,049.65    14,053.36    10,624.87
     09/30/99 ........    3,813.39    34,088.82    17,672.77    13,525.76
     10/29/99 ........    3,413.38    36,246.02    15,331.46    12,619.49
     11/30/99 ........    3,271.16    36,982.79    14,648.83    11,582.87
     12/31/99 ........    3,306.71    39,160.93    14,527.23    12,071.18
     01/31/00 ........    2,906.71    37,193.39    12,820.03    11,011.79
     02/29/00 ........    2,924.49    36,489.33    13,224.73    11,976.00
     03/31/00 ........    2,702.26    40,058.86    12,233.02    10,533.83
     04/28/00 ........    2,488.92    38,853.84    11,835.84     8,801.99
     05/31/00 ........    2,488.92    38,056.66    12,193.27     9,124.77
     06/30/00 ........    2,595.59    38,994.88    12,636.31     9,623.42
     07/31/00 ........    2,346.70    38,385.23    11,403.44     9,068.90
     08/31/00 ........    2,488.92    40,769.50    11,546.01     9,135.11
     09/30/00 ........    2,328.92    38,617.14    10,932.39     8,448.17
     10/31/00 ........    2,097.81    38,453.89     9,268.70     6,962.55
     11/30/00 ........    2,133.36    35,422.20     9,776.21     6,281.81
     12/31/00 ........    2,320.03    35,595.57    10,697.97     7,430.17
     01/31/01 ........    2,293.37    36,858.47    10,445.23     7,601.90
     02/28/01 ........    2,346.70    33,497.65    11,185.76     8,410.92
     03/31/01 ........    2,133.36    31,375.55    10,084.82     7,748.81
     04/30/01 ........    2,417.81    33,813.76    11,758.22     9,242.71
     05/31/01 ........    2,524.48    34,040.31    12,161.35     9,356.51
     06/30/01 ........    2,515.59    33,211.82    12,150.08     9,685.50
     07/31/01 ........    2,328.92    32,884.88    11,860.88     8,965.45
     08/31/01 ........    2,391.14    30,826.23    12,618.62     9,050.28
     09/30/01 ........    2,488.92    28,336.93    13,764.32     9,008.90
     10/31/01 ........    2,453.37    28,877.29    13,164.79     9,230.29
     11/30/01 ........    2,435.59    31,092.36    12,637.09     9,029.59
     12/31/01 ........    2,577.81    31,364.74    13,124.26     9,464.10
     01/31/02 ........    3,004.49    30,907.03    14,999.37    11,690.46
     02/28/02 ........    3,440.05    30,310.98    16,487.01    14,471.34
     03/31/02 ........    3,928.94    31,450.95    18,179.03    16,288.02
     04/30/02 ........    4,320.06    29,544.15    19,388.73    18,175.05
     05/31/02 ........    5,724.53    29,326.49    22,216.74    21,260.09
     06/30/02 ........    4,693.40    27,237.29    19,028.33    18,197.81
     07/31/02 ........    3,466.72    25,115.51    16,098.75    15,365.20
     08/31/02 ........    4,008.95    25,278.76    18,330.05    17,260.50
     09/30/02 ........    4,124.50    22,533.48    18,428.01    19,412.37
     10/31/02 ........    3,555.61    24,514.18    16,759.31    17,628.80
     11/30/02 ........    3,591.16    25,955.61    16,330.67    17,262.57
     12/31/02 ........    4,675.62    24,432.02    19,996.40    22,408.44


     AVERAGE ANNUAL PERFORMANCE                     FOR THE PERIODS ENDED
                                                        DECEMBER 31, 2002
     --------------------------------------------------------------------
                                     TEN      FIVE        ONE       SIX
                                     YEAR     YEAR       YEAR      MONTH
     --------------------------------------------------------------------
     Gold Shares Fund               (7.32)%   (1.59)%    81.38%    (0.38)%
     S&P 500 Stock Index             9.34%    (0.59)%   (22.10)%  (10.30)%
     HSBC South African Gold
        Index*                       8.40%    14.19%    136.77%    23.14%
     Financial Times Gold Mines
        Index*                       7.18%     3.84%     52.36%     5.09%

     * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

     Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The HSBC South African Gold Index is a market capitalization-weighted index for gold companies generally in excess of a $50 million market capitalization. The Financial Times Gold Mines Index is a market capitalization-weighted price index of the leading North American, Australian and African gold mining companies.

GOLD AND PRECIOUS MINERALS FUNDS


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Gold stocks took a beating in July, 2002. South African internal government documents were leaked to the public, proposing that within a decade local black economic-empowerment groups should hold 51 percent of the equity in all new mining projects and up to 30 percent of expansion of existing mining operations. Matters were not helped by substantial liquidation of the long position on the COMEX (the leading U.S. market for metals futures and futures options trading on aluminum, copper, gold and silver) that had been building over the last six months. South African government leaders later tried to repair the damage caused by the leak, but much of the damage was already done.

Positive news regarding producer hedging continued this period. Gold got a lift early in August when one of the senior gold companies bought gold to reduce their hedge book. Later, Placer Dome, Inc.(1) announced plans to reduce the size of their hedge book by about 20 percent or 1.7 million ounces. The Australian Gold Council also released figures showing that hedging by Australian gold miners fell by 1.75 million ounces in the June quarter, representing their sixth consecutive quarterly reduction in hedging.

In September, Randgold Resources Ltd.(2) announced that it has closed out 148,500 ounces of gold call options for 2004. Later in the month, Barrick Gold Corp.(3) provided investors with a positive outlook with regards to their future growth plans and hedging practices, leading many analysts to upgrade the investment outlook for the stock and make positive recommendations to their clients. However, the following week, Barrick Gold blindsided the investment community with a negative earnings revision. This is now the third quarter in a row that Barrick announced an earnings shortfall, leading many analysts to openly question management's credibility in their calls to investors. The profit warning may also cast a shadow on what are really the net proceeds realized from current hedging transactions. Barrick fell more than 15 percent after its latest earnings warning.

Positive investor sentiment with regard to the economy and broader equity markets kept a lid on the gold market for most of October and November. However, when reviewing the stocks that had the best returns during that period, it is apparent that low quality stocks saw the biggest rebound. When the Nasdaq 100 Index finally eclipsed its August market highs at the start of November, enthusiasm for buying technology stocks soared. This points more to speculative buying than to change in the prevailing winds of an investment downdraft.

GOLD AND PRECIOUS MINERALS FUNDS


At the start of December, a survey reported that investor confidence was at a six-month high. This sent a clear signal to professional investors that it was time to take profits from the recent bear market rally. The price of gold subsequently rose, climbing almost $30 per ounce by the close of December, its biggest one-month price rise since September of 1999.

INVESTMENT HIGHLIGHTS

For the second year in a row, gold funds take the top position as the best performing mutual fund sector, yet the investing public has not taken much notice of this fact. Money flows into the sector remains tepid. Generalist mutual funds have shown some interest, but quarter-end window dressing also played a part in their buy decision.

Perhaps the most significant event in the last six months related to the gold market was when China deregulated their gold market in December. For the first time since 1949, individuals were allowed to buy gold, offering the country's
1.3 billion people another way to invest their savings. The first batch of gold bars, each weighing between 10 grams and 1.25 kilograms, with a purity of 99.99 percent, went on sale in Beijing stores on Tuesday, December 17, 2002. An official at the Beijing Gold Economic Research Group said that gold demand might soon double as the market deregulates. China consumed 213 tons of gold in 2001, making the country the world's fourth-largest gold consumer.

A number of the larger gold mining companies reported their third quarter earnings in October. Although we averaged about a 14 percent higher gold price in the recent quarter compared to the third quarter of 2001, many companies reported higher production costs, which offset about half of the gains from the rise in the gold price. This may indicate that some gold mining companies were high-grading their assets last year during a weak-gold-price environment in order to avoid a major earnings disappoint. As expected, a number of companies also showed a slide in their gold production levels versus last year.

The South African mining industry has launched a one billion rand (US$100 million) private equity investment fund to provide capital primarily for people who fall under the same broad definition as those covered in the recent mining charter. The "New Africa Mining Fund" is planning to acquire equity stakes of between 10 percent and 45 percent in junior mining companies, covering a broad spectrum of minerals, including the precious metals.

GOLD AND PRECIOUS MINERALS FUNDS


CURRENT OUTLOOK

There are many factors supporting a positive trend in gold: Economic growth is slow, consumer spending actually slowed this holiday shopping season, zero percent financing stimulated higher debt loads, and mortgage fraud and record foreclosures on overextended homeowners might act as a catalyst to trigger a correction in housing prices. Edward Altman, a professor at New York University's Stern School of Business and an expert on troubled debt, reported that $879 billion, almost 45 percent of the high-yield corporate debt market, was in default or distress worldwide. Deficit spending is on track to rise and low to negative real interest rates increases the appeal of holding gold. The U.S. dollar continues to slide lower as international sentiment is more negative towards our political policies. An unintended consequence of the Sarbanes-Oxley Act is that not only is management being more cautious, but they are also taking more time to study their choices before executing a decision. Structurally, the pace of economic growth may be slowed down in the near term, at least until management digests the new rules. Event risk could trigger a spike in gold in either direction, but today's conflicts are more open-ended than in the past. There are also numerous issues that remain unresolved at this stage.

On the supply side, flattening production growth from the world's gold mines is reducing future supply. Central banks may be less inclined to hold dollars, which favors bullion. Plus, the premium to sell gold forward, from both the producer and the banker's view, is very unattractive relative to the price risk.

(1) This security comprised 4.53% of the total net assets of the Gold Shares Fund and 3.97% of the total net assets of the World Precious Minerals Fund as of December 31, 2002.

(2) This security comprised 1.99% of the total net assets of the Gold Shares Fund and 1.79% of the total net assets of the World Precious Minerals Fund as of December 31, 2002.

(3) This security comprised 0.35% of the total net assets of the Gold Shares Fund and 0.39% of the total net assets of the World Precious Minerals Fund as of December 31, 2002.

GOLD AND PRECIOUS MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND

     TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS  DECEMBER 31, 2002
     ---------------------------------------------------------------------
     APOLLO GOLD CORP ...................................          10.08%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     GLAMIS GOLD LTD ....................................           6.20%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     NORTHGATE EXPLORATION LTD ..........................           6.49%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     GOLDCORP, INC ......................................           6.10%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     EAGC VENTURES CORP .................................           4.73%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     IAMGOLD CORP .......................................           4.42%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     PLACER DOME, INC ...................................           3.93%
       SENIOR GOLD PRODUCERS

     MERIDIAN GOLD, INC .................................           3.86%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     WHEATON RIVER MINERALS LTD .........................           3.76%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     NEWMONT MINING CORP ................................           3.63%
       SENIOR GOLD PRODUCERS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         DECEMBER 31, 2002
     ---------------------------------------------------------------------
     INTERMEDIATE & JUNIOR GOLD PRODUCERS ...............          58.32%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT .............          19.82%
     SENIOR GOLD PRODUCERS ..............................          13.76%
     METAL & MINERAL MINING .............................           2.94%
     CHEMICALS & ALLIED PRODUCTS ........................           1.42%

* Includes convertible debentures.

GOLD AND PRECIOUS MINERALS FUNDS


     TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS  DECEMBER 31, 2002
     ---------------------------------------------------------------------
     GOLDCORP, INC ...................................             11.17%
       GOLD MINING  NORTH AMERICA

     APOLLO GOLD CORP ................................              9.87%
       GOLD MINING  NORTH AMERICA

     NORTHGATE EXPLORATION LTD .......................              7.01%
       GOLD MINING  NORTH AMERICA

     HARMONY GOLD MINING CO. LTD .....................              7.29%
       GOLD MINING  AFRICA

     WHEATON RIVER MINERALS LTD ......................              6.46%
       GOLD MINING  NORTH AMERICA

     EAGC VENTURES CORP ..............................              4.70%
       GOLD MINING  AFRICA

     PLACER DOME, INC ................................              4.54%
       GOLD MINING  NORTH AMERICA

     NEWMONT MINING CORP .............................              5.91%
       GOLD MINING  NORTH AMERICA

     ASHANTI GOLDFIELDS CO. LTD ......................              3.85%
       GOLD MINING  AFRICA

     MERIDIAN GOLD, INC ..............................              3.12%
       GOLD MINING  NORTH AMERICA


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS         DECEMBER 31, 2002
     ---------------------------------------------------------------------
     GOLD MINING  NORTH AMERICA ......................             68.03%
     GOLD MINING  AFRICA .............................             24.71%
     METAL & MINERAL MINING ..........................              1.84%
     MERCHANT BANKING ................................              1.40%
     DIAMONDS & GOLD RETAIL ..........................              0.65%

     *  Includes convertible debentures.

GOLD AND PRECIOUS MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND

     PORTFOLIO PROFILE                                  DECEMBER 31, 2002
     --------------------------------------------------------------------
     COUNTRY DISTRIBUTION ..........................     % OF INVESTMENTS
       Canada ......................................               77.43%
       United States ...............................               10.40%
       South Africa ................................                2.92%
       Australia ...................................                2.52%
       Other Foreign ...............................                6.73%

     NUMBER OF SECURITIES ..........................              117

GOLD SHARES FUND

     PORTFOLIO PROFILE                                  DECEMBER 31, 2002
     --------------------------------------------------------------------
        COUNTRY DISTRIBUTION .......................     % OF INVESTMENTS
          Canada ...................................               60.11%
          South Africa .............................               17.13%
          United States ............................               14.33%
          Ghana ....................................                3.85%
          Other Foreign ............................                4.58%

        NUMBER OF SECURITIES .......................                  54

U.S. TREASURY SECURITIES CASH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)                       DECEMBER 31, 2002
-----------------------------------------------------------------------------

UNITED STATES
GOVERNMENT                     COUPON  MATURITY    PRINCIPAL
OBLIGATIONS 60.81%              RATE     DATE        AMOUNT          VALUE

UNITED STATES TREASURY BILLS 50.04%
-----------------------------------------------------------------------------
                        Yield   1.54%   01/02/03  $ 10,000,000   $ 10,000,000
                        Yield   1.61%   01/16/03    20,000,000     19,987,438
                        Yield   1.19%   02/27/03    20,000,000     19,962,978
                        Yield   1.51%   04/10/03    10,000,000      9,958,894
                        Yield   1.22%   04/24/03    10,000,000      9,962,044
                                                                   ----------
                                                                   69,871,354

UNITED STATES TREASURY NOTES 10.77%
-----------------------------------------------------------------------------

                                5.50%   01/31/03    10,000,000     10,024,166
                                4.25%   03/31/03     5,000,000      5,021,496
                                                                   ----------
                                                                   15,045,662

-----------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                         84,917,016
  (cost $84,917,016)
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS 39.12%

Joint Tri-Party Repurchase
  Agreements, 12/31/02,
  collateralized by U.S.
  Treasury securities held
  in joint tri-party
  repurchase accounts:

1.10% Credit Suisse First
  Boston, repurchase price
  $18,001,100                   1.10%   01/02/03    18,000,000     18,000,000
1.11% UBS / Paine Webber,
  repurchase price
  $36,634,321                   1.11%   01/02/03    36,632,062     36,632,062

-----------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                        54,632,062
-----------------------------------------------------------------------------
  (cost $54,632,062)

-----------------------------------------------------------------------------
TOTAL INVESTMENTS 99.93%                                          139,549,078
-----------------------------------------------------------------------------
  (cost $139,549,078)
Other assets and liabilities, net 0.07%                                90,871
                                                                   ----------
NET ASSETS 100%                                                  $139,639,949
                                                                 ------------

See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)                        DECEMBER 31, 2002
-----------------------------------------------------------------------------
UNITED STATES
GOVERNMENT AND AGENCY          COUPON  MATURITY     PRINCIPAL
OBLIGATIONS 99.95%              RATE     DATE        AMOUNT          VALUE

FEDERAL FARM CREDIT BANK 2.96%
-----------------------------------------------------------------------------
Fixed Rates:
                                6.75%   01/13/03   $ 2,000,000   $ 2,002,575
                                5.00%   02/03/03    14,280,000    14,317,731
                                5.65%   02/07/03     1,000,000     1,003,356
                                5.73%   03/28/03     1,000,000     1,007,581
                                                                  ----------
                                                                  18,331,243

FEDERAL HOME LOAN BANK 91.37%
-----------------------------------------------------------------------------
Discount Notes:
                         Yield  1.03%   01/02/03   109,666,000    109,666,000
                         Yield  1.42%   01/03/03    30,000,000     29,998,816
                         Yield  1.68%   01/08/03    20,000,000     19,994,401
                         Yield  1.28%   01/10/03    25,750,000     25,742,676
                         Yield  1.39%   01/15/03    30,000,000     29,984,978
                         Yield  1.68%   01/17/03    10,000,000      9,993,000
                         Yield  1.25%   01/22/03    38,500,000     38,473,170
                         Yield  1.49%   01/29/03    20,000,000     19,977,650
                         Yield  1.25%   02/12/03    20,000,000     19,971,642
                         Yield  1.28%   02/14/03    20,000,000     19,969,422
                         Yield  1.25%   02/18/03    10,000,000      9,983,668
                         Yield  1.28%   02/19/03    23,967,000     23,926,032
                         Yield  1.27%   02/26/03    10,000,000      9,980,597
                         Yield  1.27%   02/28/03    20,000,000     19,959,783
                         Yield  1.27%   03/05/03    25,798,000     25,741,574
                         Yield  1.27%   03/21/03    20,000,000     19,944,967
                         Yield  1.60%   04/11/03    10,000,000      9,956,000
Variable Rates:
                                1.21%   03/12/03    50,000,000     49,997,906
Fixed Rates:
                                5.66%   01/13/03       500,000        500,475
                                5.50%   01/21/03     2,000,000      2,003,179
                                5.42%   01/22/03     3,000,000      3,005,423
                                2.25%   01/29/03    10,000,000     10,000,480
                                6.02%   03/17/03     5,000,000      5,048,144
                                2.51%   03/25/03     5,000,000      5,000,000
                                2.60%   04/08/03    10,000,000      9,996,337
                                2.83%   04/21/03     5,000,000      4,998,152
                                4.50%   04/25/03     5,000,000      5,031,435
                                4.50%   07/07/03     6,750,000      6,842,902
                                1.90%   09/16/03    11,000,000     11,009,235
                                1.90%   11/12/03     5,000,000      5,000,000

See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                        December 31, 2002

UNITED STATES
GOVERNMENT AND                       COUPON   MATURITY     PRINCIPAL
AGENCY OBLIGATIONS                    RATE      DATE        AMOUNT        VALUE

FEDERAL HOME LOAN BANK (CONT'D)
-----------------------------------------------------------------------------------
                                      2.00%   11/14/03  $  5,000,000   $  5,000,000
                                                                       ------------
                                                                        566,698,044

STUDENT LOAN MARKETING ASSOCIATION 5.62%
-----------------------------------------------------------------------------------
Variable Rates:
                                      1.24%   01/16/03     4,000,000      3,999,961
                                      1.66%   04/04/03     9,403,000      9,412,706
                                      1.59%   07/16/03     8,600,000      8,614,430
Fixed Rates:
                                      2.45%   02/28/03    10,500,000     10,500,000
                                      2.60%   07/02/03     2,340,000      2,351,320
                                                                       ------------
                                                                         34,878,417

-----------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.95%                                                619,907,704
-----------------------------------------------------------------------------------
  (cost $619,907,704)
Other assets and liabilities, net 0.05%                                     309,518
                                                                       ------------
NET ASSETS 100%                                                        $620,217,222
                                                                       ------------


See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 91.44%                     RATE      DATE       AMOUNT       VALUE

ALABAMA 3.80%
-------------------------------------------------------------------------------------
Alabama State, Series A, GO                4.00%   09/01/11   $ 400,000    $  413,700
DCH Health Care Authority Facilities
  Revenue                                  5.00%   06/01/09     250,000       263,510
                                                                           ----------
                                                                              677,210

ARIZONA 1.19%
-------------------------------------------------------------------------------------
Maricopa County, Arizona United School
  District, GO                             4.85%   07/01/11     200,000       212,666

ARKANSAS 1.72%
-------------------------------------------------------------------------------------
Arkansas State Community Water System
  Public Water Authority Revenue           2.40%   10/01/05     200,000       201,062
Arkansas State, College Savings,
  Series B, GO                             5.10%   06/01/13     100,000       106,516
                                                                           ----------
                                                                              307,578

CALIFORNIA 3.98%
-------------------------------------------------------------------------------------
California State, Series G, GO             5.50%   06/01/11     170,000       188,210
Chino Basin, California Regional
  Financing Authority Revenue              7.00%   08/01/06     250,000       294,080
Modesto, California Irrigation District
  Financing Authority Revenue Domestic
  Water Project, Series C                  5.75%   09/01/15     200,000       227,618
                                                                           ----------
                                                                              709,908

COLORADO 1.86%
-------------------------------------------------------------------------------------
Adams & Arapahoe Counties                  5.75%   12/01/07     100,000       114,310
Colorado Springs Sales & Use Tax Revenue   5.00%   12/01/11     200,000       216,976
                                                                           ----------
                                                                              331,286

CONNECTICUT 3.03%
-------------------------------------------------------------------------------------
Bridgeport Series A, GO                    6.00%   03/01/06     200,000       224,580
Connecticut State, Series G, GO            4.10%   12/15/10     300,000       316,698
                                                                           ----------
                                                                              541,278

DELAWARE 1.27%
-------------------------------------------------------------------------------------
Delaware Transportation Authority System
  Revenue                                  5.50%   07/01/08     200,000       227,470

DISTRICT OF COLUMBIA 0.95%
-------------------------------------------------------------------------------------
District of Columbia, Unrefunded,
  Series B                                 5.50%   06/01/09     150,000       169,824


See notes to portfolios of investments and notes to financial statements.

36


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                              December 31, 2002

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE

FLORIDA 4.05%
-------------------------------------------------------------------------------------
Florida State Board of Education Capital
  Outlay, Series B, GO                     5.25%   06/01/11   $ 175,000    $  191,273
Florida, Jacksonville Transportation
  Authority                                6.50%   07/01/07     280,000       328,849
Jea Electric System Revenue                4.00%   10/01/12     200,000       202,848
                                                                           ----------
                                                                              722,970

GEORGIA 5.04%
-------------------------------------------------------------------------------------
Coweta County School District, GO          4.00%   08/01/06     175,000       186,623
Georgia Municipal Electric Authority
  Power Revenue                            5.30%   01/01/07     100,000       111,931
Georgia Municipal Electric Authority
  Power Revenue                            1.45%   01/01/20     600,000       600,000
                                                                           ----------
                                                                              898,554

HAWAII 1.25%
-------------------------------------------------------------------------------------
Honolulu, Hawaii City & County, Series C   5.00%   09/01/14     200,000       222,366

ILLINOIS 2.53%
-------------------------------------------------------------------------------------
Chicago Water Revenue (ZCB)                0.00%   11/01/08     275,000       227,483
Illinois State, GO Unlimited Tax           5.00%   06/01/03     115,000       116,740
Illinois State, GO Unlimited Tax           4.60%   04/01/12     100,000       107,587
                                                                           ----------
                                                                              451,810

INDIANA 1.47%
-------------------------------------------------------------------------------------
Indianapolis, Indiana Local Public
  Improvement Bond Bank, Series D          6.60%   02/01/07     225,000       261,808

IOWA 1.24%
-------------------------------------------------------------------------------------
Finance Authority Hospital Facility
  Revenue                                  5.15%   07/01/04     210,000       221,128

KENTUCKY 1.61%
-------------------------------------------------------------------------------------
Kentucky Infrastructure Authority          3.00%   08/01/05     280,000       286,905

MARYLAND 2.36%
-------------------------------------------------------------------------------------
Baltimore County, GO Unlimited Tax         5.00%   06/01/05     165,000       179,107
Maryland State Economic Development
  Corp. Student Housing Revenue            3.25%   10/01/04     240,000       241,162
                                                                           ----------
                                                                              420,269

MASSACHUSETTS 3.27%
-------------------------------------------------------------------------------------
Massachusetts State Health & Educational
  Facilities Authority Revenue, Series D   5.00%   10/01/07     135,000       140,368
Massachusetts State, Series A, GO          5.00%   01/01/15     300,000       333,321


See notes to portfolios of investments and notes to financial statements.

                                                                         37


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                              December 31, 2002

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 91.44%                     RATE      DATE       AMOUNT       VALUE

MASSACHUSETTS (CONT'D)
-------------------------------------------------------------------------------------
Massachusetts State, Series C, GO         4.625%   10/01/08   $ 100,000    $  109,703
                                                                           ----------
                                                                              583,392
MICHIGAN 0.76%
-------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financial Authority, Series A            5.20%   05/01/10     130,000       135,699

MISSISSIPPI 3.51%
-------------------------------------------------------------------------------------
Lamar County School District               4.60%   09/01/08     300,000       321,933
Mississippi Development Bank Special
  Obligation                               3.25%   11/01/07     300,000       303,633
                                                                           ----------
                                                                              625,566

NEBRASKA 1.46%
-------------------------------------------------------------------------------------
Nebraska Public Power District Revenue     5.70%   01/01/05     255,000       260,100

NEVADA 2.95%
-------------------------------------------------------------------------------------
Nevada State Municipal Bond Bank Project
  #51, Series A, GO                        5.10%   01/01/08     250,000       269,637
Washoe County Gas & Water Facilities,
  Revenue                                  6.30%   12/01/14     250,000       256,005
                                                                           ----------
                                                                              525,642
NEW JERSEY 3.48%
-------------------------------------------------------------------------------------
Jersey City, GO                            6.00%   10/01/05     110,000       122,684
New Jersey State                          5.125%   05/01/10     250,000       280,512
Washington Township Board of Education,
  GO                                       5.10%   02/01/08     200,000       218,450
                                                                           ----------
                                                                              621,646
NEW MEXICO 0.68%
-------------------------------------------------------------------------------------
New Mexico State Highway Commission
  Revenue                                  3.75%   06/15/06     115,000       122,015

NEW YORK 10.07%
-------------------------------------------------------------------------------------
Hempstead Township, GO Unlimited Tax      5.375%   11/15/10     120,000       132,989
New York City Transitional Financial
  Authority Revenue, Series A              5.25%   11/01/08     225,000       253,606
New York, New York, Series B               5.25%   08/01/09     200,000       215,620
New York, New York, Series C               3.50%   08/01/07     300,000       302,907
New York State, GO                         5.00%   03/01/08     250,000       276,912
New York State, Local Highway & Bridge,
  Series A                                5.375%   04/01/10     200,000       222,558
New York State, Medical Care Facilities
  Financial Agency Revenue, Series D       5.10%   02/15/06     250,000       274,190


See notes to portfolios of investments and notes to financial statements.

38


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE


NEW YORK (CONT'D)
-------------------------------------------------------------------------------------
Schenectady, New York Metroplex
  Development Authority Revenue, Series A  5.00%   12/15/12   $ 110,000    $  118,128
                                                                           ----------
                                                                            1,796,910

NORTH CAROLINA 1.10%
-------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power
  Agency Revenue, Refunding, Series A      5.60%   01/01/10     175,000       195,785

OHIO 1.22%
-------------------------------------------------------------------------------------
Ohio State Higher Education, Series B,
  GO                                       4.25%   11/01/07     200,000       216,868

OREGON 2.00%
-------------------------------------------------------------------------------------
Clackamas County Hospital Facility
  Authority Revenue                        5.00%   05/01/07     200,000       216,090
Oregon State Department Transportation
  Highway                                  5.00%   11/15/09     125,000       139,985
                                                                           ----------
                                                                              356,075

PENNSYLVANIA 1.99%
-------------------------------------------------------------------------------------
Pennsylvania Intergovernmental COOP
  Authority Special Tax Revenue            5.35%   06/15/07     100,000       101,889
Philadelphia Hospitals & Higher
  Education Facilities Authority Revenue   5.00%   05/15/03     250,000       253,365
                                                                           ----------
                                                                              355,254

PUERTO RICO 1.77%
-------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue,
  Series F                                 5.00%   07/01/05     200,000       215,138
Puerto Rico Electric Power Authority
  Revenue                                  4.25%   07/01/03     100,000       101,523
                                                                           ----------
                                                                              316,661

SOUTH CAROLINA 2.10%
-------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                               5.00%   04/01/10     200,000       219,576
South Carolina State Public Service
  Commission Authority Revenue, Series C   4.50%   01/01/04     150,000       154,883
                                                                           ----------
                                                                              374,459

TENNESSEE 2.56%
-------------------------------------------------------------------------------------
Anderson County Health & Educational
  Facilities Board Revenue                 5.50%   07/01/05     450,000       456,611


See notes to portfolios of investments and notes to financial statements.

                                                                         39


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE


TEXAS 7.72%
-------------------------------------------------------------------------------------
Arlington, Texas Refunded, Series A        5.00%   08/15/08   $ 200,000    $  222,324
Austin, Texas Utility System Revenue,
  Series A                                5.375%   11/15/05     200,000       206,718
Bexar County, Texas Refunded, GO           5.40%   06/15/12     200,000       215,560
Brownsville, Texas Utility System
  Reveue, Series A                         1.45%   09/01/25     300,000       300,000
San Antonio, Texas Water Revenue           5.00%   05/15/13     100,000       108,320
Texas State Public Finance Authority       6.00%   08/01/03     100,000       102,732
Texas State Turnpike Authority Revenue     5.00%   06/01/08     200,000       222,300
                                                                           ----------
                                                                            1,377,954

UTAH 1.22%
-------------------------------------------------------------------------------------
Utah Transit Authority Sales Tax &
  Transportation Revenue                   4.90%   12/15/09     200,000       218,034

VIRGIN ISLANDS 0.86%
-------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority
  Revenue                                  5.00%   10/01/03     150,000       153,257

WASHINGTON 2.14%
-------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.125%   12/01/11     100,000       111,642
King County, Series A, GO                  5.80%   12/01/06     155,000       160,609
King County, Series A, GO Pre-refunded     5.80%   12/01/06     105,000       109,419
                                                                           ----------
                                                                              381,670

WEST VIRGINIA 1.14%
-------------------------------------------------------------------------------------
West Virginia State Housing Development
  Fund, Series E                           4.00%   11/01/09     200,000       203,942

WISCONSIN 2.09%
-------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Series L, GO         4.60%   12/15/13     150,000       165,374
Wisconsin State Health & Educational
  Facilities Authority Revenue             5.20%   06/01/05     200,000       206,808
                                                                           ----------
                                                                              372,182

-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      16,312,752
-------------------------------------------------------------------------------------
  (cost $15,866,558)


See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                          COUPON   MATURITY   PRINCIPAL
REPURCHASE AGREEMENT 7.78%                 RATE      DATE        AMOUNT      VALUE
Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $1,388,589,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  repurchase account (cost $1,388,503)     1.11%   01/02/03   $1,388,503   $1,388,503

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.22%                                                   17,701,255
-------------------------------------------------------------------------------------
  (cost $17,255,061)

Other assets and liabilities, net 0.78%                                       139,123
                                                                          -----------

NET ASSETS 100%                                                           $17,840,378
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 96.24%                    RATE      DATE       AMOUNT        VALUE

ARIZONA 1.62%
-------------------------------------------------------------------------------------
Salt River Project Arizona Agricultural
  Improvement & Power District Electric
  System Revenue                          6.00%   01/01/07   $ 300,000    $   342,537

ARKANSAS 1.43%
-------------------------------------------------------------------------------------
Arkansas State Community Water System
  Public Water Authority Revenue          2.40%   10/01/05     300,000        301,593

CALIFORNIA 3.35%
-------------------------------------------------------------------------------------
California State, GO Unlimited           5.125%   06/01/23     300,000        300,729
San Jose, California Library Parks &
  Public Safety Projects                  5.00%   09/01/28     400,000        407,332
                                                                          -----------
                                                                              708,061

COLORADO 1.99%
-------------------------------------------------------------------------------------
Denver, Colorado City & County School
  District #1, GO Unlimited               5.00%   12/01/23     410,000        419,532

CONNECTICUT 1.11%
-------------------------------------------------------------------------------------
Hartford County Metropolitan District     8.25%   05/01/04     215,000        234,090

FLORIDA 3.57%
-------------------------------------------------------------------------------------
Florida Board of Education Capital
  Outlay, GO Unlimited Tax, Refunding,
  Series A                               6.625%   06/01/07     700,000        753,809

GEORGIA 6.29%
-------------------------------------------------------------------------------------
Atlanta, Georgia Development Authority
  Revenue                                 5.25%   07/01/22     500,000        503,085
Georgia Municipal Electric Authority
  Power Revenue                           5.30%   01/01/07     200,000        223,862
Georgia Municipal Electric Authority
  Power Revenue                           1.45%   01/01/20     600,000        600,000
                                                                          -----------
                                                                            1,326,947

ILLINOIS 7.50%
-------------------------------------------------------------------------------------
Du Page County, Refunding                 5.60%   01/01/21     490,000        552,117
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health Systems                          5.65%   11/15/24     435,000        431,716
Illinois Development Financing
  Authority Revenue Presbyterian Home
  Lake Project, Series B                  6.25%   09/01/17     250,000        265,505


See notes to portfolios of investments and notes to financial statements.

42



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE       AMOUNT        VALUE

ILLINOIS (CONT'D)
-------------------------------------------------------------------------------------
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20   $ 250,000    $   334,012
                                                                          -----------
                                                                            1,583,350

IOWA 2.51%
-------------------------------------------------------------------------------------
Polk County Revenue Catholic Health
  Initiatives, Series A                  5.125%   12/01/11     500,000        529,500

KANSAS 4.37%
-------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12     500,000        537,420
Seward County School District, GO         7.40%   09/01/03     370,000        385,011
                                                                          -----------
                                                                              922,431

KENTUCKY 3.70%
-------------------------------------------------------------------------------------
Kentucky Infrastructure Authority         3.00%   08/01/05     350,000        358,631
Louisville & Jefferson County
  Regulation Airport Authority, Series B  5.00%   07/01/14     400,000        422,080
                                                                          -----------
                                                                              780,711

MARYLAND 1.48%
-------------------------------------------------------------------------------------
Maryland State Health & Higher
  Educational Facilities Authority
  Revenue                                 5.75%   07/01/21     300,000        313,176

MASSACHUSETTS 2.38%
-------------------------------------------------------------------------------------
Massachusetts State Authority Revenue,
  Series A                                5.00%   07/01/27     500,000        501,570

MICHIGAN 5.89%
-------------------------------------------------------------------------------------
Belding Area Schools, Refunding           5.00%   05/01/18     390,000        406,115
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                               5.375%   05/01/18     300,000        300,261
Michigan State Hospital Finance
  Authority Revenue                       4.90%   05/15/13     500,000        537,690
                                                                          -----------
                                                                            1,244,066

MISSISSIPPI 1.91%
-------------------------------------------------------------------------------------
Vicksburg Leased Housing Corp. Housing
  Revenue, Refunding, Series A           6.125%   02/15/22     400,000        403,516

MISSOURI 2.08%
-------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Series A                                5.00%   07/01/11     400,000        438,908


See notes to portfolios of investments and notes to financial statements.

                                                                         43


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE       AMOUNT        VALUE

NEW JERSEY 3.87%
-------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue            4.375%   07/01/10   $ 460,000    $   482,637
New Jersey State Transportation
  Authority, Series A                     5.00%   06/15/13     315,000        335,091
                                                                          -----------
                                                                              817,728

NEW MEXICO 1.00%
-------------------------------------------------------------------------------------
New Mexico State Highway Commission
  Revenue                                 3.75%   06/15/06     200,000        212,200

NEW YORK 4.97%
-------------------------------------------------------------------------------------
Albany, New York Parking Authority
  Revenue                                 5.00%   07/15/09     300,000        320,253
New York, GO Unlimited, Series H          5.25%   03/15/14     450,000        468,405
New York, GO Unlimited, Series J          5.00%   05/15/12     250,000        259,527
                                                                          -----------
                                                                            1,048,185

NORTH CAROLINA 2.65%
-------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power
  Agency Revenue, Refunding, Series A     5.60%   01/01/10     500,000        559,385

OHIO 4.00%
-------------------------------------------------------------------------------------
Ohio State, Mental Health Facilities
  Revenue                                 5.50%   06/01/15     300,000        332,814
Olentangy Local School District, GO
  Limited Tax, Series A                   6.25%   12/01/15     240,000        266,693
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14     200,000        244,736
                                                                          -----------
                                                                              844,243

PENNSYLVANIA 2.61%
-------------------------------------------------------------------------------------
Chester County Health & Educational
  Facilities Authority Revenue            5.00%   05/15/08     250,000        276,737
Philadelphia Hospital & Higher
  Educational Facilities Authority
  Revenue                                 4.95%   06/15/06     265,000        273,271
                                                                          -----------
                                                                              550,008

PUERTO RICO 4.83%
-------------------------------------------------------------------------------------
Puerto Rico Commonwealth Public
  Improvement, GO Unlimited               5.50%   07/01/17     610,000        706,905
Puerto Rico Electic Power Authority
  Revenue, Series II                     5.125%   07/01/26     300,000        313,371
                                                                          -----------
                                                                            1,020,276

See notes to portfolios of investments and notes to financial statements.

44


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE       AMOUNT        VALUE


RHODE ISLAND 2.80%
-------------------------------------------------------------------------------------
North Providence, GO Unlimited Tax,
  Series A                                6.05%   07/01/13   $ 500,000    $   591,815

SOUTH CAROLINA 1.20%
-------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23     250,000        253,652

TEXAS 12.21%
-------------------------------------------------------------------------------------
Austin, Texas, GO                         5.00%   09/01/16     565,000        590,877
Austin, Texas Utility System Revenue,
  Series A                               5.375%   11/15/05     300,000        310,077
Bexar County, GO Limited Tax              5.00%   06/15/18     500,000        519,730
Clear Lake City Water Authority, GO
  Unlimited                               5.00%   03/01/18     500,000        518,885
San Antonio, Texas Water Revenue          5.00%   05/15/25     300,000        303,636
Texas State Turnpike Authority Revenue    5.00%   06/01/08     300,000        333,450
                                                                          -----------
                                                                            2,576,655

UTAH 1.56%
-------------------------------------------------------------------------------------
Weber County School District, Series A    5.15%   06/15/08     300,000        329,400

VIRGINIA 2.07%
-------------------------------------------------------------------------------------
State Housing Development Authority
  Multifamily Revenue, Series E           5.90%   11/01/17     425,000        436,925

WASHINGTON 1.29%
-------------------------------------------------------------------------------------
King & Snohomish Counties' School
  District, Series C                      5.00%   06/15/10     250,000        272,868

-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      20,317,137
-------------------------------------------------------------------------------------
  (cost $19,276,763)

See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

                                         COUPON   MATURITY   PRINCIPAL
REPURCHASE AGREEMENT 3.01%                RATE      DATE      AMOUNT         VALUE
Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $634,215,
  collateralized by U.S. Treasury
  securities held in a joint
  tri-party
  repurchase account (cost $634,176)      1.11%   01/02/03   $ 634,176    $   634,176

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.25%                                                   20,951,313
-------------------------------------------------------------------------------------
  (cost $19,910,939)

Other assets and liabilities, net 0.75%                                       158,960
                                                                          -----------

NET ASSETS 100%                                                           $21,110,273
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                              December 31, 2002

COMMON STOCKS AND WARRANTS 92.12%                            SHARES          VALUE

ADVERTISING 1.18%
-------------------------------------------------------------------------------------
Omnicom Group, Inc.                                           3,000       $   193,800

AEROSPACE/DEFENSE 4.39%
-------------------------------------------------------------------------------------
Alliant Techsystems, Inc.                                     4,000           249,400*
Lockheed Martin Corp.                                         4,800           277,200
Northrop Grumman Corp.                                        2,000           194,000
                                                                          -----------
                                                                              720,600

BANKS 8.91%
-------------------------------------------------------------------------------------
Bank of America Corp.                                         5,200           361,764
East West Bancorp, Inc.                                       4,500           162,360
Fifth Third Bancorp                                           3,600           210,780
Independence Community Bank Corp.                             5,000           126,900
New York Community Bancorp, Inc.                              4,600           132,848
U.S. Bancorp                                                  8,300           176,126
Wells Fargo & Co.                                             6,200           290,594
                                                                          -----------
                                                                            1,461,372

BEVERAGES 3.63%
-------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                                6,000           290,400
PepsiCo, Inc.                                                 6,000           253,320
The Pepsi Bottling Group, Inc.                                2,000            51,400
                                                                          -----------
                                                                              595,120

BROADCASTING 0.66%
-------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                            2,900           108,141

CHEMICALS & ALLIED PRODUCTS 0.30%
-------------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                           1,000            48,700

COMPUTER & OFFICE EQUIPMENT 3.89%
-------------------------------------------------------------------------------------
Cisco Systems, Inc.                                          20,700           271,170*
Dell Computer Corp.                                           8,140           217,664*
IBM Corp.                                                     1,920           148,800
                                                                          -----------
                                                                              637,634

COMPUTER SERVICES 1.41%
-------------------------------------------------------------------------------------
Affiliated Computer Services, Inc.                            4,400           231,660*



See notes to portfolios of investments and notes to financial statements.

                                                                         47


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


COMMON STOCKS AND WARRANTS                                   SHARES          VALUE

DATA PROCESSING & SOFTWARE 4.45%
-------------------------------------------------------------------------------------
Microsoft Corp.                                              13,700       $   708,290*
PeopleSoft, Inc.                                              1,230            22,509*
                                                                          -----------
                                                                              730,799

EDUCATION 1.02%
-------------------------------------------------------------------------------------
Apollo Group, Inc., Class A                                   3,800           167,200*

ELECTRONICS & COMPONENTS 4.56%
-------------------------------------------------------------------------------------
Analog Devices, Inc.                                          3,000            71,610*
Applied Materials, Inc.                                       7,000            91,210*
Intel Corp.                                                  10,160           158,191
Novellus Systems, Inc.                                        2,400            67,392*
QLogic Corp.                                                  3,600           124,236*
Texas Instruments, Inc.                                      15,700           235,657
                                                                          -----------
                                                                              748,296

ENTERTAINMENT 2.73%
-------------------------------------------------------------------------------------
Viacom, Inc., Class B                                        11,000           448,360*

FINANCIAL SERVICES 7.85%
-------------------------------------------------------------------------------------
Capital One Financial Corp.                                   2,900            86,188
Citigroup, Inc.                                               3,500           123,165
Fannie Mae                                                    5,000           321,650
Federated Investors, Inc., Class B                           10,750           272,727
First Data Corp.                                              6,600           233,706
Lehman Brothers Holdings, Inc.                                2,000           106,580
Moody's Corp.                                                 3,500           144,515
                                                                          -----------
                                                                            1,288,531

FORESTRY 0.21%
-------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                       4,300            34,658*

HEALTHCARE & EQUIPMENT 6.34%
-------------------------------------------------------------------------------------
AmerisourceBergen Corp., Class A                              4,000           217,240
Cardinal Health, Inc.                                           700            41,433
HCA Inc.                                                      7,900           327,850
Medtronic, Inc.                                               2,800           127,680
UnitedHealth Group, Inc.                                      1,900           158,650*
WellPoint Health Networks, Inc.                               2,350           167,226*
                                                                          -----------
                                                                            1,040,079


See notes to portfolios of investments and notes to financial statements.

48


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002

COMMON STOCKS AND WARRANTS                                   SHARES          VALUE

HOTELS 0.70%
-------------------------------------------------------------------------------------
Harrah's Entertainment, Inc.                                  2,900       $   114,840*


HOUSEHOLD APPLIANCES 2.17%
-------------------------------------------------------------------------------------
General Electric Co.                                         14,600           355,510

INSURANCE 2.83%
-------------------------------------------------------------------------------------
Brown & Brown, Inc.                                           4,900           158,368
Marsh & McLennan Companies, Inc.                              3,200           147,872
StanCorp Financial Group, Inc.                                  800            39,080
The Progressive Corp.                                         2,400           119,112
                                                                          -----------
                                                                              464,432

INVESTMENT TRUST 1.07%
-------------------------------------------------------------------------------------
Standard & Poor's 500 Depositary Receipt                      2,000           176,460

MANUFACTURING 1.50%
-------------------------------------------------------------------------------------
AGCO Corp.                                                    7,000           154,700*
Illinois Tool Works, Inc.                                     1,400            90,804
                                                                          -----------
                                                                              245,504

METAL & MINERAL MINING 2.88%
-------------------------------------------------------------------------------------
Apollo Gold Corp., Warrants (March 2004)                     78,125            53,125
Inco Ltd.                                                     9,000           190,980*
Newmont Mining Corp.                                          5,000           145,150
Wheaton River Minerals Ltd., Warrants (May 2007)            200,000            83,603*
                                                                          -----------
                                                                              472,858

OIL & GAS ROYALTY TRUSTS 2.56%
-------------------------------------------------------------------------------------
ARC Energy Trust                                             25,000           188,422
Enerplus Resources Fund                                      13,000           230,750
                                                                          -----------
                                                                              419,172

PAPER PRODUCTS 0.16%
-------------------------------------------------------------------------------------
Georgia Pacific Group                                         1,600            25,856

PETROLEUM PRODUCTION & REFINING 0.29%
-------------------------------------------------------------------------------------
Suncor Energy, Inc.                                           3,000            46,931

PHARMACEUTICALS 9.96%
-------------------------------------------------------------------------------------
Amgen, Inc.                                                   5,300           256,202*
Johnson & Johnson                                            13,000           698,230
Pfizer, Inc.                                                 18,075           552,553
Wyeth                                                         3,400           127,160
                                                                          -----------
                                                                            1,634,145


See notes to portfolios of investments and notes to financial statements.

                                                                         49


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


COMMON STOCKS AND WARRANTS                                   SHARES          VALUE

RESTAURANTS 0.28%
-------------------------------------------------------------------------------------
Wendy's International, Inc.                                   1,700       $    46,019

RETAIL 10.75%
-------------------------------------------------------------------------------------
AutoZone, Inc.                                                1,100            77,715*
Avon Products, Inc.                                           1,200            64,644
Bed Bath & Beyond, Inc.                                       5,000           172,650*
Big Lots, Inc.                                                7,500            99,225*
Chico's FAS, Inc.                                             6,000           113,460*
Church & Dwight Co., Inc.                                     1,000            30,430
Claire's Stores, Inc.                                         3,600            79,452
CVS Corp.                                                     2,000            49,940
Gillette Co.                                                  2,800            85,008
K-Swiss, Inc., Class A                                        1,600            34,736
Starbucks Corp.                                               4,300            87,634*
The Estee Lauder Companies, Inc., Class A                     3,400            89,760
Tiffany & Co.                                                 1,600            38,256
Tractor Supply Co.                                            2,000            75,200*
Wal-Mart Stores, Inc.                                        13,180           665,722
                                                                          -----------
                                                                            1,763,832

SHIPPING 1.25%
-------------------------------------------------------------------------------------
Norfolk Southern Corp.                                        4,300            85,957
Union Pacific Corp.                                           2,000           119,740
                                                                          -----------
                                                                              205,697

TELECOMMUNICATIONS 1.56%
-------------------------------------------------------------------------------------
Nextel Communications, Inc., Class A                          2,900            33,495*
Stream Communications Network, Inc.                         190,000           222,300*
                                                                          -----------
                                                                              255,795

TOBACCO 1.04%
-------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                 4,200           170,226

UTILITIES 0.97%
-------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P.                           2,500            87,500
Southern Co.                                                  2,500            70,975
                                                                          -----------
                                                                              158,475

WHOLESALE & DISTRIBUTION 0.62%
-------------------------------------------------------------------------------------
SYSCO Corp.                                                   3,400           101,286


See notes to portfolios of investments and notes to financial statements.

50


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                           December 31, 2002


COMMON STOCKS AND WARRANTS                                   SHARES          VALUE
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                          $15,111,988
-------------------------------------------------------------------------------------
  (cost $16,183,892)

PREFERRED STOCKS 2.38%

METAL & MINERAL MINING 2.38%
-------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Depositary Shares
  representing 0.05 shares of Step-up Convertible
  Preferred Stock                                            10,000           194,400
Freeport-McMoRan Copper & Gold Inc., Depositary Shares
  representing 0.05 shares of Gold-Denominated
  Preferred Stock                                             6,000           196,500
                                                                          -----------
                                                                              390,900

-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                        390,900
-------------------------------------------------------------------------------------
  (cost $345,860)

-------------------------------------------------------------------------------------
TOTAL SECURITIES                                                           15,502,888
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 5.67%

Joint Tri-Party Repurchase Agreement, UBS, 12/31/02, 1.11%,
  due 01/02/03, repurchase price $929,342, collateralized
  by U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $929,285)                        929,285           929,285

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.17%                                                  16,432,173
-------------------------------------------------------------------------------------
  (cost $17,459,037)

Other assets and liabilities, net (0.17)%                                     (28,184)
                                                                          -----------

NET ASSETS 100%                                                           $16,403,989
                                                                          -----------


See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS 87.09%                             SHARES             VALUE
AIRLINES 0.20%
----------------------------------------------------------------------------------------
Cathay Pacific Airways                                        15,295       $    20,887

APPAREL 5.48%
----------------------------------------------------------------------------------------
Li & Fung Ltd.                                               420,000           398,536
Yue Yuen Industrial Holdings Ltd.                             50,200           163,502
                                                                           -----------
                                                                               562,038

BANKING & FINANCIAL SERVICES 20.60%
----------------------------------------------------------------------------------------
CITIC International Financial Holdings Ltd.                  540,000           155,798
Hang Seng Bank Ltd.                                           41,142           437,874
HSBC Holdings plc                                            108,500         1,186,070
Kookmin Bank, Sponsored ADR                                    6,600           233,310*
SE Global Equities Corp.                                     250,000           100,000*
                                                                           -----------
                                                                             2,113,052

CHEMICALS & ALLIED PRODUCTS 6.06%
----------------------------------------------------------------------------------------
Sinopec Shanghai Petrochemical Co., Ltd., H shares         1,452,000           219,702*
Sinopec Yizheng Chemical Fibre Co., Ltd., H shares         1,444,000           188,866
Sinopec Zhenhai Refining and Chemical Co., Ltd., H
  shares                                                     848,000           213,127
                                                                           -----------
                                                                               621,695

COMPUTER & OFFICE EQUIPMENT 0.48%
----------------------------------------------------------------------------------------
Acer, Inc., GDR, 144A                                         11,440            49,192
Lite-on Technology Co., GDR, 144A                                 12               170
                                                                           -----------
                                                                                49,362

CONGLOMERATES 5.40%
----------------------------------------------------------------------------------------
Citic Pacific Ltd.                                           109,614           201,699
First Pacific Co., Ltd.                                      366,000            32,852*
Hutchison Whampoa Ltd.                                        17,000           106,379
Shanghai Industrial Holdings Ltd.                            155,005           212,675
                                                                           -----------
                                                                               553,605

EDUCATION 1.93%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc.                               1,200,000           197,606*+

ELECTRONIC EQUIPMENT 7.93%
----------------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                                   78,000           154,029
Johnson Electric Holdings                                     44,000            48,522
Samsung Electronics, GDR                                         700            44,100
Samsung Electronics, GDR Non-Voting Shares, 144A               3,380           212,940



See notes to portfolios of investments and notes to financial statements.

52


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

ELECTRONIC EQUIPMENT (CONT'D)
----------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.,
  Sponsored ADR                                               10,000       $    70,500*
TCL International Holdings Ltd.                              568,000           174,802
Techtronic Industries Company, Ltd.                          115,000           109,123
Yageo Corp.                                                        1                 1*
                                                                           -----------
                                                                               814,017

INTERNET 0.91%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                       1,500,000            93,000*+

INVESTMENT TRUSTS 6.31%
----------------------------------------------------------------------------------------
iShares MSCI Malaysia Index Fund                              42,000           210,840
iShares MSCI Singapore (Free) Index Fund                      25,000           106,750
iShares MSCI South Korea Index Fund                           10,000           183,500
iShares MSCI Taiwan Index Fund                                18,000           146,700
                                                                           -----------
                                                                               647,790

MINING SERVICES 2.76%
----------------------------------------------------------------------------------------
Jiangxi Copper Co., Ltd.                                   1,000,000           124,382*
QGX Ltd.                                                      50,000            39,268*
Yanzhou Coal Mining Co., Ltd., H shares                      300,000           119,253
                                                                           -----------
                                                                               282,903

OFFICE SUPPLIES 0.00%
----------------------------------------------------------------------------------------
China First Pencil Co., Ltd., B shares                             1                 0*
Hero (Group) Co., Ltd., B shares                                   1                 1*
                                                                           -----------
                                                                                     1

OIL & GAS EXTRACTION 1.02%
----------------------------------------------------------------------------------------
CNOOC Ltd., ADR                                                4,000           104,200

PHARMACEUTICALS 1.19%
----------------------------------------------------------------------------------------
Dragon Pharmaceuticals, Inc.                                 200,000           122,000*
Dragon Pharmaceuticals, Inc. Warrants (October 2002)         100,000                 0*
                                                                           -----------
                                                                               122,000

PUBLISHING 0.41%
----------------------------------------------------------------------------------------
Lingo Media, Inc.                                          1,056,800            42,167*+


See notes to portfolios of investments and notes to financial statements.


                                                                         53


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

REAL ESTATE DEVELOPERS 5.59%
----------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                     51,886       $   337,654
Sun Hung Kai Properties Ltd.                                  39,852           235,579
                                                                           -----------
                                                                               573,233

RETAIL 1.85%
----------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                          70,000           117,586
Glorious Sun Enterprises Ltd.                                360,000            72,013
Shanghai Friendship Group, Inc., Co., B shares                     1                 1*
                                                                           -----------
                                                                               189,600

SHIPPING & CONTAINERS 6.14%
----------------------------------------------------------------------------------------
China International Marine Containers (Group) Co.,
  Ltd., B shares                                             425,088           371,749
Cosco Pacific Ltd.                                           315,000           258,510
                                                                           -----------
                                                                               630,259

SOFTWARE 0.71%
----------------------------------------------------------------------------------------
Travelsky Technology Ltd.                                    105,000            72,706

TELECOMMUNICATIONS 3.15%
--------------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd., ADR                            10,000           120,800*
China Telecom Corp., Ltd.                                    258,000            45,324*
China Unicom Ltd.                                            156,000           106,020*
SK Telecom Company Ltd., ADR                                   2,400            51,240
                                                                           -----------
                                                                               323,384

TRANSPORTATION 3.93%
----------------------------------------------------------------------------------------
China Merchants Holdings International Company, Ltd.         297,000           207,558
Zhejiang Expressway Co., Ltd.                                508,000           195,421
                                                                           -----------
                                                                               402,979

UTILITIES 5.04%
----------------------------------------------------------------------------------------
Hong Kong & China Gas Co., Ltd.                              238,693           307,604
Huaneng Power International, Inc., ADR                         6,500           209,495
                                                                           -----------
                                                                               517,099

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             8,933,583
----------------------------------------------------------------------------------------
  (cost $11,611,696)


See notes to portfolios of investments and notes to financial statements.

54


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

                                                                  PRINCIPAL
CONVERTIBLE DEBENTURE 0.80%                                 AMOUNT            VALUE

EDUCATION 0.80%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc. (RS)                         $  100,000       $    82,333*
  (cost $100,000)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             9,015,916
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 12.04%

Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $1,235,384,
  collateralized by U.S. Treasury
  securities held in a joint
  tri-party repurchase account
  (cost $1,235,308)                                        1,235,308         1,235,308
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.93%                                                    10,251,224
----------------------------------------------------------------------------------------
  (cost $12,947,004)

Other assets and liabilities, net 0.07%                                          6,861
                                                                           -----------

NET ASSETS 100%                                                            $10,258,085
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                December 31, 2002

COMMON STOCKS AND WARRANTS 94.44%                              SHARES             VALUE

CHEMICALS & ALLIED PRODUCTS 4.94%
-----------------------------------------------------------------------------------------
Acetex Corp.                                                  125,000       $   376,053*
Dow Chemical Co.                                                  500            14,850
E.I. du Pont de Nemours and Co.                                   200             8,480
Sigma-Aldrich Corp.                                             2,500           121,750
Sinopec Yizheng Chemical Fibre Co., Ltd., H shares            400,000            52,317
                                                                            -----------
                                                                                573,450

FORESTRY 1.48%
-----------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                         2,700            21,762
West Fraser Timber Co., Ltd.                                    5,000           110,837
Weyerhaeuser Co.                                                  800            39,368
                                                                            -----------
                                                                                171,967

GOLD & SILVER MINING 35.47%
-----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              10,000            50,500*
Apollo Gold Corp.                                             425,000           969,029*
Apollo Gold Corp., Warrants (March 2004)                       78,125            53,125*
Ashanti Goldfields Co. Ltd., Warrants (April 2004)             40,000           114,000*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)           40,000           114,000*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)             40,000           114,000*
Banro Corp.                                                     3,900             8,645*
Bema Gold Corp.                                               235,000           302,141*
Bema Gold Corp., Warrants (June 2004)                         117,500             2,233*
Corner Bay Silver, Inc.                                        50,000           136,487*
EAGC Ventures Corp.                                               500               649*
EAGC Ventures Corp., Special Warrants (RS)                    150,000           199,031*
Freeport-McMoRan Copper & Gold Inc., Class B                    6,500           109,070*
Geomaque Explorations Ltd.                                  1,000,000            82,336*
Goldcorp, Inc., Class A                                        20,000           254,101
Goldcorp, Inc., Warrants (April 2007)                           5,000            48,750*
Herald Resources Ltd.                                         100,000            29,263*
Newmont Mining Corp., Warrants (November 2003)                  5,000            81,972*
Northgate Exploration Ltd.                                    180,000           172,145*
Northgate Exploration Ltd., Warrants (December 2006)          745,000           250,079*
Randgold Resources Ltd., 144A, ADR                              8,000           234,880*
Repadre Capital Corp.                                          10,000            77,459*
Rio Narcea Gold Mines Ltd.                                    100,000           136,171*
St. Andrew Goldfields Ltd.                                    500,000            85,503*
TVX Gold, Inc.                                                 10,000           158,275*
Wheaton River Minerals Ltd.                                   220,000           204,826*
Wheaton River Minerals Ltd., Warrants (May 2007)              100,000            41,801*
X-Cal Resources Ltd.                                          145,500            64,507*
X-Cal Resources Ltd., Warrants (May 2004)                     200,000            25,334*
                                                                            -----------
                                                                              4,120,312

See notes to portfolios of investments and notes to financial statements.

56


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                December 31, 2002

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

INVESTMENT TRUST 1.43%
-----------------------------------------------------------------------------------------
Oil Service HOLDRs Trust                                        2,900       $   166,170

MERCHANT BANKING 1.91%
-----------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                                140,350           222,228*

METAL & MINERAL MINING 18.05%
-----------------------------------------------------------------------------------------
Alcan, Inc.                                                       200             5,904
Altius Minerals Corp., Units (RS)                             100,000           123,820*
Anglo American plc, ADR                                         2,676            39,070
Anooraq Resources Corp.                                       300,000           110,203*
Atamaca Minerals Corp.                                        111,000            39,369*
Atacama Minerals Corp., Warrants (May 2003)                    55,500                 0*
Breakwater Resources Ltd.                                     500,000            44,335*
Diagem International Resource Corp.                           500,000            53,835*
Diagem International Resource Corp., Warrants (July
  2004)                                                       500,000                 0*
Farallon Resources Ltd.                                       100,000            25,334*
Farallon Resources Ltd., Warrants (April 2004)                100,000                 0*
FNX Mining Co., Inc.                                           50,000           209,006*
Inco Ltd.                                                      14,900           316,178*
Ivanhoe Mines Ltd.                                            110,000           227,817*
Jiangxi Copper Co., Ltd.                                    1,500,000           186,573
LionOre Mining International Ltd.                              75,000           234,657*
Nevsun Resources Ltd., Units (RS)                             100,000           172,905*
Osmium Holdings S.A. (RS)                                         104            10,400*
South Atlantic Ventures Ltd.                                   33,333            38,001*
South Atlantic Ventures Ltd., Units (RS)                       50,000            57,002*
Taseko Mines Ltd., Units (RS)                                 100,000            24,067*
United States Steel Corp.                                       6,000            78,720
Yanzhou Coal Mining Co., Ltd., H shares                       150,000            59,627
Zimasco Consolidated Enterprises Ltd. (RS)                     40,000            40,000*
                                                                            -----------
                                                                              2,096,823

OIL & GAS EXTRACTION 8.04%
-----------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                          500            23,950
Apache Corp.                                                      100             5,699
BlackRock Ventures, Inc.                                       15,000            22,421*
Bonavista Petroleum Ltd.                                       10,000           215,593*
Canadian 88 Energy Corp.                                       20,000            32,174*
Canadian Natural Resources Ltd.                                   400            11,856
Choice Resources Corp., Special Warrants (RS)                 100,000            33,124*
CNOOC Ltd.                                                      4,000           104,200
Denison Energy, Inc.                                           47,500            72,202*
ENSCO International, Inc.                                       1,000            29,450
Occidental Petroleum Corp.                                      1,000            28,450


See notes to portfolios of investments and notes to financial statements.

                                                                         57


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                December 31, 2002

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

OIL & GAS EXTRACTION (CONT'D)
-----------------------------------------------------------------------------------------
Soho Resources Corp.                                          613,000       $    27,177*+
Talisman Energy, Inc.                                           2,700            97,216
Thunder Energy, Inc.                                           23,600            82,209*
Ultra Petroleum Corp.                                          15,000           147,920*
                                                                            -----------
                                                                                933,641

OIL & GAS FIELD SERVICES 0.48%
-----------------------------------------------------------------------------------------
Key Energy Services, Inc.                                       4,000            35,880*
Weatherford International Ltd.                                    500            19,965*
                                                                            -----------
                                                                                 55,845

OIL & GAS ROYALTY TRUSTS 16.86%
-----------------------------------------------------------------------------------------
ARC Energy Trust                                               55,000           414,529
Focus Energy Trust                                             50,000           321,426
Enerplus Resources Fund                                        26,900           477,475
Harvest Energy Trust                                           29,500           177,497
Pengrowth Energy Trust                                         28,700           267,750
Superior Propane Income Fund                                   24,000           299,145
                                                                            -----------
                                                                              1,957,822

PAPER PRODUCTS 0.53%
-----------------------------------------------------------------------------------------
Bowater, Inc.                                                     500            20,975
Georgia Pacific Group                                           1,400            22,624
International Paper Co.                                           500            17,485
                                                                            -----------
                                                                                 61,084

PETROLEUM PRODUCTION & REFINING 2.46%
-----------------------------------------------------------------------------------------
Suncor Energy, Inc.                                            10,000           156,438
Valero Energy Corp.                                             3,500           129,290
                                                                            -----------
                                                                                285,728

TRANSPORTATION 0.54%
-----------------------------------------------------------------------------------------
CHC Helicopter Corp., Class A                                   3,500            63,022

UTILITIES 2.25%
-----------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P.                             1,000            35,000
The AES Corp.                                                   2,600             7,852*
TransCanada PipeLines Ltd.                                     15,000           217,747
                                                                            -----------
                                                                                260,599

-----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             10,968,691
-----------------------------------------------------------------------------------------
  (cost $9,028,475)


See notes to portfolios of investments and notes to financial statements.


58


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                                December 31, 2002


PURCHASED OPTION 0.22%                                      CONTRACTS             VALUE

GOLD & SILVER MINING 0.22%
-----------------------------------------------------------------------------------------
Placer Dome, Inc., Strike Price 15, Call, Expiration,
  Jan. 2004 (premium $38,583)                                     200       $    25,500


RIGHTS 0.00%                                                   SHARES


CHEMICALS & ALLIED PRODUCTS 0.00%
-----------------------------------------------------------------------------------------
IMC Global, Inc., Rights (June 2009)                            3,800                 0
  (cost $0)


                                                             PRINCIPAL
CONVERTIBLE DEBENTURE 0.80%                                   AMOUNT

OIL & GAS EXTRACTION 0.80%
-----------------------------------------------------------------------------------------
Catalina Energy Corp. (RS)                                  $ 100,000            93,261
  (cost $63,875)

-----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             11,087,452
-----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 4.68%

Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $543,709,
  collateralized by U.S. Treasury
  securities held in a joint
  tri-party repurchase account
  (cost $543,675)                                             543,675           543,675

-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.14%                                                    11,631,127
-----------------------------------------------------------------------------------------
  (cost $9,674,608)

Other assets and liabilities, net (0.14)%                                       (15,938)
                                                                            -----------

NET ASSETS 100%                                                             $11,615,189
                                                                            -----------


See notes to portfolios of investments and notes to financial statements.

                                                                         59


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS 98.14%
                                                              SHARES             VALUE
CHEMICALS & ALLIED PRODUCTS 1.44%
----------------------------------------------------------------------------------------
Acetex Corp.                                                 430,000       $ 1,293,622*

DIAMOND MINING & EXPLORATION 0.85%
----------------------------------------------------------------------------------------
Canabrava Diamond Corp.                                      300,000            43,701*
Diamond Fields International Ltd.                            200,000            67,135*
Diamonds North Resources Ltd.                              1,000,000           557,350*+
Diamonds North Resources Ltd., Warrants (July 2003)          500,000            88,669*
JML Resources Ltd.                                            73,400             5,579*
                                                                           -----------
                                                                               762,434

DIAMONDS & GOLD RETAIL 0.61%
----------------------------------------------------------------------------------------
Tiffany & Co.                                                 23,000           549,930

GOLD/MINERAL EXPLORATION & DEVELOPMENT 19.82%
----------------------------------------------------------------------------------------
American Gold Capital Corp.                                  232,500            58,902*
AMT International Mining Corp.                             1,000,000            10,767*
Anooraq Resources Corp.                                    1,750,000           642,853*+
Anooraq Resources Corp., Warrants (December 2003)            150,000                 0*
Banro Corp.                                                  106,500           236,082*
Bendigo Mining NL                                          1,750,000           290,520*
Chesapeake Gold Corp.                                        392,200           787,430*
Chilean Gold Ltd. (RS)                                       500,000                 0*
Continental Precious Minerals, Inc.                          200,000             9,500*
Corner Bay Silver, Inc.                                      425,000         1,160,143*
ECU Silver Mining, Inc.                                      900,000            51,302*
Eldorado Gold Corp.                                        1,000,000         1,311,039*
Farallon Resources Ltd.                                    1,000,000           253,341*
Farallon Resources Ltd., Warrants (April 2004)               900,000                 0*
First Point Minerals Corp.                                   800,000           162,138*
First Point Minerals Corp., Units (RS)                       200,000            41,801*
FNX Mining Co., Inc.                                         270,000         1,128,634*
Geomaque Explorations Ltd.                                 3,500,000           288,175*
Golden Star Resources Ltd.                                   300,000           561,000*
Great Basin Gold Ltd.                                        500,000           633,352*
Herald Resources Ltd.                                      1,625,000           475,524*
International Uranium Corp.                                  800,000           149,471*
Ivanhoe Mines Ltd.                                           870,000         1,801,824*
Metallic Ventures, Inc.                                      200,000           380,011*
Miramar Mining Corp.                                       1,000,000         1,279,372*
Miranda Mining Corp.                                       2,200,000           348,344*
Moydow Mines International, Inc.                             295,000           130,787*
Navigator Exploration Corp.                                1,554,500           206,755*+
Orezone Resources, Inc.                                    1,016,000           263,829*
Pacific Rim Mining Corp.                                   2,550,000         1,308,162*


See notes to portfolios of investments and notes to financial statements.

60


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)             December 31, 2002

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------
QGX Ltd.                                                     450,000       $   353,411*
Radius Explorations Ltd.                                     450,000           182,405*
Radius Explorations Ltd., Warrants (June 2003)               200,000                 0*
Rio Narcea Gold Mines Ltd.                                   650,000           885,110*
Rockwell Ventures, Inc.                                    1,110,000            42,181*
Romarco Minerals, Inc.                                     2,173,500           330,382*+
Solitario Resources Corp.                                    238,000            72,354*
Spinifex Gold Ltd.                                           375,000           126,619*
St. Andrew Goldfields Ltd.                                 1,000,000           171,005*
St. Andrew Goldfields Ltd., Units (RS)                     1,000,000           162,772*
Taseko Mines Ltd., Units (RS)                                900,000           216,606*
TecnoPetrol, Inc.                                            200,000            78,536*+
TecnoPetrol, Inc., Warrants (April 2004)                     250,000            54,152*
TecnoPetrol, Inc., Units (RS)                                500,000           176,705*+
Western Exploration & Development Ltd., Special
  Warrants (RS)                                              600,000            30,000*
X-Cal Resources Ltd.                                       1,800,000           798,024*
X-Cal Resources, Ltd., Warrants (May 2004)                 1,500,000           190,006*
                                                                           -----------
                                                                            17,841,326

INTERMEDIATE & JUNIOR GOLD PRODUCERS 58.95%
--------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                      135,000         2,006,061
Agnico-Eagle Mines Ltd., Warrants (November 2007)             50,000           252,500*
Apollo Gold Corp.                                          2,885,000         6,577,997*+
Apollo Gold Corp. (RS)                                       239,000           517,690*+
Apollo Gold Corp., Warrants (March 2004)                     703,125           478,125*
Apollo Gold Corp., Units (RS)                                667,000         1,594,734*+
Cambior, Inc.                                                800,000         1,140,034*
EAGC Ventures Corp.                                            7,500             9,738*
EAGC Ventures Corp., Special Warrants (October 2004)
  (RS)                                                       350,000           564,159*
EAGC Ventures Corp., Special Warrants (October 2007)
  (RS)                                                     2,812,500         3,731,831*
Emperor Mines Ltd.                                           700,000           299,383*
Glamis Gold Ltd.                                             500,000         5,636,836*
Goldcorp, Inc., Class A                                      250,000         3,176,262
Goldcorp, Inc., Class A Warrants (May 2009)                  122,000         2,028,311*
Goldcorp, Inc., Warrants (April 2007)                         35,000           341,250*
IAMGOLD Corp.                                                825,000         4,018,146
Kenor ASA                                                  1,070,000           664,750*
Kinross Gold Corp.                                           900,000         2,205,966*
Kinross Gold Corp., Warrants (December 2007)                 474,000           543,378*
Meridian Gold, Inc.                                          200,000         3,513,839*
Northgate Exploration Ltd.                                 5,365,000         5,130,882*+
Northgate Exploration Ltd., Warants (December 2006)        1,935,000           563,747*
Northgate Exploration Ltd., Warrants (December 2006)         625,000           209,798*
Randgold Resources Ltd., 144A, ADR                            55,000         1,614,800*
Repadre Capital Corp.                                        285,000         2,207,581*


See notes to portfolios of investments and notes to financial statements.

                                                                         61


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)             December 31, 2002

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

INTERMEDIATE & JUNIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------
Resolute Mining Ltd.                                       1,000,000       $   365,788*
Resolute Mining Ltd., Warrants (June 2005)                   278,333            28,977*
Troy Resources NL                                            208,800           219,729*
Wheaton River Minerals Ltd.                                2,746,000         2,556,603*
Wheaton River Minerals Ltd., Warrants (May 2003)             800,000           364,811*
Wheaton River Minerals Ltd., Warrants (May 2007)           1,202,500           502,660*
                                                                           -----------
                                                                            53,066,366

MERCHANT BANKING 1.15%
----------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                               656,000         1,038,698*

METAL & MINERAL MINING 2.97%
----------------------------------------------------------------------------------------
Amerigo Resources Ltd., Units (RS)                           500,000            63,335*+
Corriente Resources, Inc.                                    420,000           220,787*
Diagem International Resource Corp.                        1,500,000           161,505*
Diagem International Resource Corp., Warrants (July
  2004)                                                    1,500,000                 0*
Impala Platinum Holdings Ltd., ADR                            10,000           635,530
Inco Ltd.                                                     25,600           543,232*
Jiangxi Copper Co., Ltd.                                   1,000,000           124,382
North American Tungsten Corp., Ltd.                          900,000            85,503*
Northern Dynasty Minerals Ltd.                               250,000            96,586*
Osmium Holdings S.A. (RS)                                        891            89,100
South Atlantic Ventures Ltd.                                 100,000           114,003*
South Atlantic Ventures Ltd., Units (RS)                     150,000           171,005*
Trend Mining Co.                                             100,000            17,000*
Zimasco Consolidated Enterprises Ltd. (RS)                   350,000           350,000*
                                                                           -----------
                                                                             2,671,968

OIL & GAS EXTRACTION 0.59%
----------------------------------------------------------------------------------------
BlackRock Ventures, Inc.                                     300,000           448,413*
Choice Resources Corp., Special Warrants (RS)                250,000            82,811*
                                                                           -----------
                                                                               531,224

SENIOR GOLD PRODUCERS 11.76%
----------------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., GDR                             110,000           643,500*
Ashanti Goldfields Co. Ltd., Warrants (April 2004)           146,667           418,001*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)         146,667           418,001*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)           146,666           417,998*
Durban Roodepoort Deep Ltd.                                  500,000         2,025,000*
Newcrest Mining Ltd.                                         120,000           486,216
Newmont Mining Corp., Warrants (September 2003)              100,000           446,513*
Newmont Mining Corp., Warrants (November 2003)               174,400         2,859,170*


See notes to portfolios of investments and notes to financial statements.

62


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

SENIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------
Placer Dome, Inc.                                            250,000       $ 2,875,000
                                                                           -----------
                                                                            10,589,399

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                            88,344,967
----------------------------------------------------------------------------------------
  (cost $75,379,835)

PREFERRED STOCK 0.97%

SENIOR GOLD PRODUCERS 0.97%
----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Depositary Shares
  representing 0.05 shares of Step-up Convertible
  Preferred Stock (cost $733,159)                             45,000           874,800


PURCHASED OPTIONS 1.17%                                    CONTRACTS

SENIOR GOLD PRODUCERS 1.17%
----------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration,
  Jan. 2004 (premium $668,530)                                 2,700           351,000
Placer Dome, Inc., Strike Price 15, Call, Expiration,
  Jan. 2004 (premium $687,065)                                 5,500           701,250

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                      1,052,250
----------------------------------------------------------------------------------------
  (cost $1,355,595)


RIGHTS 0.00%

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.00%
----------------------------------------------------------------------------------------
Glamis Gold Ltd., Rights (January 2003)                      392,200                 0
  (cost $0)


                                                           PRINCIPAL
CONVERTIBLE DEBENTURE 0.22%                                 AMOUNT


GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.22%
----------------------------------------------------------------------------------------
St. Andrew Goldfields Ltd.                                $  150,000           193,172
  (cost $95,389)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            90,465,189
----------------------------------------------------------------------------------------


See notes to portfolios of investments and notes to financial statements.

                                                                         63


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

                                                           PRINCIPAL
REPURCHASE AGREEMENT 0.58%                                  AMOUNT            VALUE


Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $522,823,
  collateralized by U.S. Treasury
  securities held in a joint
  tri-party repurchase account
  (cost $522,791)                                         $  522,791       $   522,791

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.08%                                                   90,987,980
----------------------------------------------------------------------------------------
  (cost $78,086,769)
Other assets and liabilities, net (1.08)%                                     (969,666)
                                                                           -----------

NET ASSETS 100%                                                            $90,018,314
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)             December 31, 2002

COMMON STOCKS AND WARRANTS 94.57%                             SHARES             VALUE

DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------
Namibian Minerals Corp., Warrants (March 2004)               386,363       $         0*

DIAMONDS & GOLD RETAIL 0.65%
----------------------------------------------------------------------------------------
Tiffany & Co.                                                 13,000           310,830

GOLD MINING - AFRICA 24.64%
----------------------------------------------------------------------------------------
AngloGold Ltd., ADR                                           40,000         1,370,400
Ashanti Goldfields Co. Ltd., GDR                             100,000           585,000*
Ashanti Goldfields Co. Ltd., Warrants (April 2004)           146,668           418,004*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)           146,666           417,998*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)         146,666           417,998*
Durban Roodepoort Deep Ltd.                                  290,000         1,174,500*
Durban Roodepoort Deep Ltd., ADR                             110,000           445,500*
EAGC Ventures Corp.                                            4,500             5,843*
EAGC Ventures Corp., Special Warrants (RS)                 1,687,500         2,239,098*
Harmony Gold Mining Co. Ltd., ADR                            150,000         2,521,500
Harmony Gold Mining Co. Ltd., Warrants (June 2003)            77,000           962,502*
Kenor ASA                                                    480,000           298,205*
Randgold Resources Ltd., 144A, ADR                            32,500           954,200*
                                                                           -----------
                                                                            11,810,748

GOLD MINING - AUSTRALIA 0.51%
----------------------------------------------------------------------------------------
Newcrest Mining Ltd.                                          60,000           243,108

GOLD MINING - NORTH AMERICA 65.54%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                       70,000         1,040,180*
Agnico-Eagle Mines Ltd., Warrants (November 2007)             40,000           202,000*
Apollo Gold Corp.                                          1,515,500         3,455,444*+
Apollo Gold Corp. (RS)                                       116,000           251,264*+
Apollo Gold Corp., Warrants (March 2004)                     312,500           212,500*
Apollo Gold Corp., Units (RS)                                333,000           796,171*+
Cambior, Inc.                                                400,000           570,017*
Corner Bay Silver, Inc.                                      200,000           545,950*
Freeport-McMoRan Copper & Gold Inc., Class B                  23,000           385,940*
Glamis Gold Ltd.                                              45,000           507,315*
Gold Fields Ltd., ADR                                        100,000         1,396,000
Goldcorp, Inc., Class A                                      300,000         3,811,514
Goldcorp, Inc., Class A Warrants (May 2009)                   80,000         1,330,040*
Goldcorp, Inc., Warrants (April 2007)                         20,000           195,000*
Ivanhoe Mines Ltd.                                           530,000         1,097,663*
Kinross Gold Corp.                                           450,000         1,102,983*
Kinross Gold Corp., Warrants (December 2007)                 261,000           299,202*


See notes to portfolios of investments and notes to financial statements.

                                                                         65


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                               December 31, 2002

COMMON STOCKS AND WARRANTS 94.57%                             SHARES             VALUE


GOLD MINING - NORTH AMERICA (CONT'D)
----------------------------------------------------------------------------------------
Meridian Gold, Inc.                                           85,000       $ 1,493,382*
Newmont Mining Corp.                                          65,000         1,886,950
Newmont Mining Corp., Warrants (September 2003)               54,400           242,903*
Newmont Mining Corp., Warrants (November 2003)                42,500           696,759*
Northgate Exploration Ltd.                                 3,215,000         3,074,704*
Northgate Exploration Ltd., Warrants (December 2006)         720,000           209,766*
Northgate Exploration Ltd., Warrants (December 2006)         200,000            67,135*
Pacific Rim Mining Corp.                                     500,000           256,500*
Placer Dome, Inc.                                            150,000         1,725,000
Repadre Capital Corp.                                        190,000         1,471,721*
Wheaton River Minerals Ltd.                                2,550,000         2,374,379*
Wheaton River Minerals Ltd., Warrants (May 2007)           1,705,000           712,711*
                                                                           -----------
                                                                            31,411,093

MERCHANT BANKING 1.40%
----------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                               424,000           671,354*

METAL & MINERAL MINING 1.83%
----------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd., ADR                             5,000           317,765
Inco Ltd.                                                     21,000           445,620*
South Atlantic Ventures Ltd., Units (RS)                     100,000           114,004*
                                                                           -----------
                                                                               877,389

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                            45,324,522
----------------------------------------------------------------------------------------
  (cost $33,114,787)


PREFERRED STOCK 1.01%

GOLD MINING - NORTH AMERICA 1.01%
----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Depositary Shares
  representing 0.05 shares of Step-up Convertible
  Preferred Stock (cost $408,382)                             25,000           486,000


See notes to portfolios of investments and notes to financial statements.

66


GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)             December 31, 2002

PURCHASED OPTIONS 1.28%                                    CONTRACTS             VALUE


GOLD MINING - NORTH AMERICA 1.28%
----------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration,
  Jan. 2004 (premium $338,370)                                 1,300       $   169,000
Placer Dome, Inc., Strike Price 15, Call, Expiration,
  Jan. 2004 (premium $527,465)                                 3,500           446,250

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        615,250
----------------------------------------------------------------------------------------
  (cost $865,835)


                                                          PRINCIPAL
CONVERTIBLE DEBENTURE 0.05%                                 AMOUNT

DIAMOND MINING & EXPLORATION 0.05%
----------------------------------------------------------------------------------------
Namibian Minerals Corp. (RS)                              $  255,000            22,381
  (cost $255,000)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            46,448,153
----------------------------------------------------------------------------------------


REPURCHASE AGREEMENT 2.81%

Joint Tri-Party Repurchase Agreement,
  UBS, 12/31/02, 1.11%, due 01/02/03,
  repurchase price $1,346,015,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  repurchase account (cost $1,345,932)                     1,345,932         1,345,932

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.72%                                                    47,794,085
----------------------------------------------------------------------------------------
  (cost $35,989,936)

Other assets and liabilities, net 0.28%                                        132,237
                                                                           -----------

NET ASSETS 100%                                                            $47,926,322
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED) December 31, 2002

LEGEND

*    Non-income producing security            GO   General Obligation Bond
+    Affiliated company (see following)       RS   Restricted Security
ADR  American Depositary Receipt                     (see following)
GDR  Global Depositary Receipt                ZCB  Zero Coupon Bond


GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2002.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL
STATEMENTS)

The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at December 31, 2002 were:

Credit Suisse First Boston repurchase agreement, 12/31/02, 1.10%, due
01/02/03:
  Total principal amount: $22,100,00; Total repurchase price: $22,101,351

    $14,870,000 U.S. Treasury Bond, 8.875%, 02/15/19
      (total collateral market value, including accrued interest, of
      $22,549,036)

UBS / Paine Webber repurchase agreement, 12/31/02, 1.11%, due 01/02/03:
  Total principal amount: $63,115,912; Total repurchase price $63,119,804

    $59,665,000 U.S. Treasury Note, 4.375%, 05/15/07
      (total collateral market value, including accrued interest, of
      $64,383,151)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreements. Each owns an undivided interest in the accounts.

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended December 31, 2002.

                                                   SHARES OF AFFILIATED COMPANIES
                                   JUNE 30, 2002       ADDITIONS   REDUCTIONS   DECEMBER 31, 2002
CHINA REGION OPPORTUNITY FUND
------------------------------------------------------------------------------------------------
Asia Broadband, Inc.                 1,500,000             --          --          1,500,000
Capital Alliance Group Inc.          1,200,000             --          --          1,200,000
Lingo Media, Inc.                    1,056,800             --          --          1,056,800

At December 31, 2002, the value of investments in affiliated companies was $332,773 representing 3.24% of net assets, and the total cost was $1,232,244. There was no net realized gains/losses on transactions and there was no income earned for the period.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)     December 31, 2002

                                               SHARES OF AFFILIATED COMPANIES
                                JUNE 30, 2002    ADDITIONS    REDUCTIONS    DECEMBER 31, 2002
GLOBAL RESOURCES FUND
-----------------------------------------------------------------------------------------------
Soho Resources Corp.              1,000,000         --         (387,000)          613,000(a)

At December 31, 2002, there were no investments in affiliated companies. Net realized losses on transactions were $79,160, and there was no income earned for the period.

                                                  SHARES OF AFFILIATED COMPANIES
                                   JUNE 30, 2002    ADDITIONS    REDUCTIONS    DECEMBER 31, 2002
WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------------
Amerigo Resources Ltd.                      --        500,000            --            500,000
Anooraq Resources Corp.              1,400,000        350,000            --          1,750,000
Apollo Gold Corp.                           --      7,648,299    (3,857,299)         3,791,000(c)
Diamonds North Resources Ltd.               --      1,000,000            --          1,000,000(b)
International Annax Ventures, Inc.   1,420,500          4,500    (1,425,000)                --(a)
International Pursuit Corp.          2,000,000             --    (2,000,000)                --(c)
Navigator Exploration Corp.          1,054,500        500,000            --          1,554,500
Northgate Exploration Ltd.           5,250,000        375,000      (260,000)         5,365,000(a)
Romarco Minerals, Inc.               2,173,500             --            --          2,173,500
TecnoPetrol Inc.                            --        700,000            --            700,000

At December 31, 2002, the value of investments in affiliated companies was $10,746,337 representing 11.94% of net assets, and the total cost was $7,439,216. Net realized gains on transactions were $575,711, and there was no income earned for the period.

                                                  SHARES OF AFFILIATED COMPANIES
                                   JUNE 30, 2002    ADDITIONS    REDUCTIONS       DECEMBER 31, 2002

GOLD SHARES FUND
-----------------------------------------------------------------------------------------------------
Apollo Gold Corp.                           --      3,968,000     2,003,500)        1,964,500(c)
Wheaton River Minerals Ltd.,
  Special Warrants                   3,250,000             --    (3,250,000)               --(a)(b)

At December 31, 2002, the value of investments in affiliated companies was $4,502,879 representing 9.40% of net assets, and the total cost was $2,369,441. Net realized gains on transactions were $367,993, and there was no income earned for the period.

(a) At December 31, 2002, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

(b) During the period, the special warrants were converted to common shares and warrants.

(c) During the period, shares of International Pursuit Corp. were converted to shares of Apollo Gold Corp.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)     December 31, 2002

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                               ACQUISITION       COST PER
SECURITY                                                          DATE             SHARE

CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------------------
CONVERTIBLE DEBENTURE
    Capital Alliance Group, Inc.                                     12/20/02        $1.00

At December 31, 2002, the total cost of restricted securities was $100,000, and the total value was $82,333, representing 0.80% of net assets.

GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Altius Minerals Corp., Units                                     05/14/02        $0.68
    Choice Resources Corp., Special Warrants                         12/20/02        $0.32
    EAGC Ventures Corp., Special Warrants                            10/17/02        $0.89
    Nevsun Resources Ltd., Units                                     05/14/02        $0.64
    Osmium Holdings S.A.                                    10/22/96-01/29/98      $987.07
    South Atlantic Ventures Ltd., Units                              12/17/02        $1.29
    Taseko Mines Ltd., Units                                         12/24/02        $0.19
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $2.50

CONVERTIBLE DEBENTURE
    Catalina Energy Corp.                                            12/06/02        $0.64

At December 31, 2002, the total cost of restricted securities was $647,780, and the total value was $753,610, representing 6.49% of net assets.

WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Amerigo Resources Ltd., Units                                     7/15/02        $0.13
    Apollo Gold Corp.                                                 8/28/02        $1.41
    Apollo Gold Corp., Units                                         12/18/02        $1.54
    Chilean Gold Ltd.                                                01/17/97        $1.10
    Choice Resources Corp., Special Warrants                         12/20/02        $0.32
    EAGC Ventures Corp., Special Warrants (October 2004)             09/24/02        $0.63
    EAGC Ventures Corp., Special Warrants (October 2007)             10/17/02        $0.88
    First Point Minerals Corp., Units                                05/07/02        $0.19
    Osmium Holdings S.A.                                    10/22/96-01/29/98    $1,280.75
    South Atlantic Ventures Ltd., Units                              12/17/02        $1.29
    St. Andrews Goldfields Ltd., Units                               12/18/02        $0.13
    Taseko Mines Ltd., Units                                         12/24/02        $0.19
    TecnoPetrol, Inc., Units                                          9/13/02        $0.10
    Western Exploration & Development Ltd., Special
      Warrants                                                       08/14/97        $0.50
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $2.50

At December 31, 2002, the total cost of restricted securities was $7,666,388, and the total value was $7,792,549, representing 8.66% of net assets.

 NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)     December 31, 2002

                                                               ACQUISITION       COST PER
SECURITY                                                          DATE             SHARE
GOLD SHARES FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Apollo Gold Corp.                                                08/29/02        $1.41
    Apollo Gold Corp., Units                                         12/18/02        $1.54
    EAGC Ventures Corp., Special Warrants                            10/17/02        $0.88
    South Atlantic Ventures Ltd., Units                              12/17/02        $1.29

CONVERTIBLE DEBENTURE
    Namibian Minerals Corp.                                          03/20/01        $1.00

At December 31, 2002, the total cost of restricted securities was $2,550,724, and the total value was $3,422,918, representing 7.14% of net assets.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $139,549,078
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 84,917,016
    Repurchase Agreements                                       54,632,062
Cash                                                                 3,126
Receivables:
    Investments sold                                            52,075,637
    Interest                                                       289,893
    Capital shares sold                                          3,450,216
    From adviser                                                        --
Other assets                                                        16,616
---------------------------------------------------------------------------
TOTAL ASSETS                                                   195,384,566
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Investments purchased                                       54,632,062
    Capital shares redeemed                                        892,416
    Adviser and affiliates                                          78,547
    Dividends and distributions                                     76,229
    Accounts payable and accrued expenses                           65,363
---------------------------------------------------------------------------
TOTAL LIABILITIES                                               55,744,617
---------------------------------------------------------------------------

NET ASSETS                                                    $139,639,949
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $139,656,924
Accumulated undistributed net investment income                      1,498
Accumulated net realized loss on investments                       (18,473)
Net unrealized appreciation of investments                              --
                                                              ------------
Net assets applicable to capital shares outstanding           $139,639,949
                                                              ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    139,706,472
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============


See accompanying notes to financial statements.


                                                   December 31, 2002

                                                            U.S. GOVERNMENT
                                                               SECURITIES           NEAR-TERM          TAX FREE
                                                              SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                               $619,907,704         $17,255,061        $19,910,939
                                                              ============         ===========        ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                $619,907,704         $16,312,752        $20,317,137
    Repurchase Agreements                                               --           1,388,503            634,176
Cash                                                                 6,481                  --                 51
Receivables:
    Investments sold                                            95,539,000           1,246,879            680,391
    Interest                                                     1,416,623             197,752            261,329
    Capital shares sold                                          1,325,070             142,949              4,131
    From adviser                                                        --               6,302              1,043
Other assets                                                        66,110                 484              1,056
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                   718,260,988          19,295,621         21,899,314
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                       95,086,234           1,388,503            634,176
    Capital shares redeemed                                      2,062,404               1,000             50,090
    Adviser and affiliates                                         195,225                  --                 --
    Dividends and distributions                                    583,797              40,495             73,127
    Accounts payable and accrued expenses                          116,106              25,245             31,648
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                               98,043,766           1,455,243            789,041
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    $620,217,222         $17,840,378        $21,110,273
                                                              ============         ===========        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                               $621,226,787         $17,620,031        $20,427,090
Accumulated undistributed net investment income                    481,272              11,601             15,777
Accumulated net realized loss on investments                    (1,490,837)           (237,448)          (372,968)
Net unrealized appreciation of investments                              --             446,194          1,040,374
                                                              ------------         -----------        -----------
Net assets applicable to capital shares outstanding           $620,217,222         $17,840,378        $21,110,273
                                                              ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    620,376,890           1,619,759          1,700,363
                                                              ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00         $     11.01        $     12.42
                                                              ============         ===========        ===========


  STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND

Investments, at identified cost                 $17,459,037         $12,947,004
                                                -----------         -----------
ASSETS
----------------------------------------------------------------------------------
Investments, at value:
    Securities                                  $15,502,888         $ 9,015,916
    Repurchase Agreements                           929,285           1,235,308
Cash                                                    101                  92
Foreign currencies (cost $0, $0, $0,
    $542,570 and $51,365)                                --                  --
Receivables:
    Investments sold                                926,808           1,291,868
    Dividends                                        18,176                 810
    Interest                                             57                 451
    Capital shares sold                              10,627              26,773
Other assets                                          1,011                 473
Collateral for securities loaned, at fair
    value                                                --                  --
----------------------------------------------------------------------------------
TOTAL ASSETS                                     17,388,953          11,571,691
----------------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------------
Payables:
    Investments purchased                           929,285           1,235,308
    Capital shares redeemed                           8,515              24,842
    Adviser and affiliates                               --              14,262
    Accounts payable and accrued expenses            47,164              39,194
    Payable upon return of securities
        loaned                                           --                  --
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                   984,964           1,313,606
----------------------------------------------------------------------------------

NET ASSETS                                      $16,403,989         $10,258,085
                                                ===========         ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Paid-in capital                                 $21,236,898         $28,590,049
Accumulated undistributed net investment
    loss                                            (41,655)           (143,926)
Accumulated net realized loss on
    investments and foreign currencies           (3,764,378)        (15,492,254)
Net unrealized appreciation (depreciation)
    of investments and other assets and
    liabilities denominated in foreign
    currencies                                   (1,026,876)         (2,695,784)
                                                -----------         -----------
Net assets applicable to capital shares
    outstanding                                 $16,403,989         $10,258,085
                                                ===========         ===========
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                  946,030           2,810,621
                                                ===========         ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                    $     17.34         $      3.65
                                                ===========         ===========


See accompanying notes to financial statements.

                                                   December 31, 2002

                                              GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                    FUND             MINERALS FUND              FUND

Investments, at identified cost                 $ 9,674,608          $ 78,086,769          $  35,989,936
                                                ===========          ============          =============
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                  $11,087,452          $ 90,465,189          $  46,448,153
    Repurchase Agreements                           543,675               522,791              1,345,932
Cash                                                     33               330,220                    128
Foreign currencies (cost $0, $0, $0,
    $542,570 and $51,365)                                --               541,988                 50,542
Receivables:
    Investments sold                                533,315               690,730              2,740,071
    Dividends                                        21,096                23,127                    520
    Interest                                            368                 4,360                 44,353
    Capital shares sold                              42,455               370,554                529,575
Other assets                                            481                 3,406                    729
Collateral for securities loaned, at fair
    value                                           692,300             2,228,600              3,098,200
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                     12,921,175            95,180,965             54,258,203
---------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                           543,675             2,258,212              2,090,406
    Capital shares redeemed                          10,446               527,386              1,017,483
    Adviser and affiliates                           12,652                86,964                 24,540
    Accounts payable and accrued expenses            46,913                61,489                101,252
    Payable upon return of securities
        loaned                                      692,300             2,228,600              3,098,200
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                 1,305,986             5,162,651              6,331,881
---------------------------------------------------------------------------------------------------------

NET ASSETS                                      $11,615,189          $ 90,018,314          $  47,926,322
                                                ===========          ============          =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------
Paid-in capital                                 $19,581,841          $131,637,366          $ 179,649,265
Accumulated undistributed net investment
    loss                                           (555,104)           (4,207,106)              (490,862)
Accumulated net realized loss on
    investments and foreign currencies           (9,367,947)          (50,328,992)          (143,035,161)
Net unrealized appreciation (depreciation)
    of investments and other assets and
    liabilities denominated in foreign
    currencies                                    1,956,399            12,917,046             11,803,080
                                                -----------          ------------          -------------
Net assets applicable to capital shares
    outstanding                                 $11,615,189          $ 90,018,314          $  47,926,322
                                                ===========          ============          =============
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                2,669,431             9,277,665              9,112,498
                                                ===========          ============          =============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                    $      4.35          $       9.70          $        5.26
                                                ===========          ============          =============


  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

NET INVESTMENT INCOME
 INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $1,136,674
    Securities lending income                                          --
                                                               ----------
        TOTAL INCOME                                            1,136,674

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                332,454
    Transfer agent fees and expenses                              130,878
    Accounting service fees and expenses                           20,274
    Professional fees                                              14,943
    Custodian fees                                                 59,311
    Shareholder reporting                                          41,388
    Registration fees                                              13,522
    Trustee fees and expenses                                       9,506
    Interest expense                                                   36
    Miscellaneous                                                  18,977
                                                               ----------
        Total expenses before reductions                          641,289
    Expenses offset                                                    --
    Expenses reimbursed                                                --
                                                               ----------
        NET EXPENSES                                              641,289
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             495,385
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) from securities                         (285)
    Net change in unrealized appreciation of investments               --
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                                      (285)
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $  495,100
                                                               ==========


See accompanying notes to financial statements.

                          For the Six Months Ended December 31, 2002

                                                             U.S.
GOVERNMENT
                                                               SECURITIES          NEAR-TERM         TAX FREE
                                                              SAVINGS FUND       TAX FREE FUND         FUND

NET INVESTMENT INCOME
 INCOME:
---------------------------------------------------------------------------------------------------------------
    Interest and other                                         $5,799,704           $243,176         $509,441
    Securities lending income                                          --                 --               --
                                                               ----------           --------         --------
        TOTAL INCOME                                            5,799,704            243,176          509,441

EXPENSES:
---------------------------------------------------------------------------------------------------------------
    Management fee                                              1,410,565             34,857           84,470
    Transfer agent fees and expenses                              306,502              4,901           11,220
    Accounting service fees and expenses                           44,746             20,274           20,274
    Professional fees                                              14,965             15,449           15,449
    Custodian fees                                                 63,631              7,140            7,997
    Shareholder reporting                                          83,555              1,580            2,997
    Registration fees                                              16,433              6,013            7,701
    Trustee fees and expenses                                       9,506              9,506            9,506
    Interest expense                                                   29                  1                1
    Miscellaneous                                                  53,226             13,497           13,875
                                                               ----------           --------         --------
        Total expenses before reductions                        2,003,158            113,218          173,490
    Expenses offset                                                    --                (19)             (35)
    Expenses reimbursed                                          (500,450)           (78,341)         (94,613)
                                                               ----------           --------         --------
        NET EXPENSES                                            1,502,708             34,858           78,842
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           4,296,996            208,318          430,599
---------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) from securities                       (1,953)              (973)         118,190
    Net change in unrealized appreciation of investments               --            210,543          309,473
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                                    (1,953)           209,570          427,663
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $4,295,043           $417,888         $858,262
                                                               ==========           ========         ========


  STATEMENTS OF OPERATIONS (UNAUDITED)

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND

NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------------
    Dividends                                   $   118,216         $    88,129
    Foreign taxes withheld on dividends              (3,347)             (1,036)
                                                -----------         -----------
        Net dividends                               114,869              87,093
    Interest and other                                9,598               8,567
    Securities lending income                            --                  --
                                                -----------         -----------
        TOTAL INCOME                                124,467              95,660

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                   66,527              65,834
    Transfer agent fees and expenses                 59,725              38,614
    Accounting service fees and expenses             20,274              20,274
    Professional fees                                28,786              28,247
    Custodian fees                                   13,032              19,582
    Shareholder reporting                            18,049              12,251
    Registration fees                                 5,789               5,154
    Trustee fees and expenses                         9,506               9,506
    Interest expense                                      1                   1
    Miscellaneous                                    14,052              13,702
                                                -----------         -----------
        Total expenses before reductions            235,741             213,165
    Expenses offset                                     (45)                (51)
    Expenses reimbursed                            (102,639)                 --
                                                -----------         -----------
        NET EXPENSES                                133,057             213,114
----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                  (8,590)           (117,454)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS
    Realized gain (loss) from:
        Securities                               (1,561,421)           (552,607)
        Foreign currency transactions                 2,441                 891
                                                -----------         -----------
        NET REALIZED GAIN (LOSS)                 (1,558,980)           (551,716)
                                                -----------         -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                              (2,174,191)         (1,321,889)
        Other assets and liabilities
          denominated in foreign currencies             (26)               (809)
                                                -----------         -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                          (2,174,217)         (1,322,698)
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS                                  (3,733,197)         (1,874,414)
----------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                $(3,741,787)        $(1,991,868)
                                                ===========         ===========


See accompanying notes to financial statements.

                          For the Six Months Ended December 31, 2002

                                              GLOBAL RESOURCES       WORLD PRECIOUS        GOLD SHARES
                                                    FUND             MINERALS FUND             FUND
NET INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------------------------------------------
    Dividends                                   $   115,650           $   184,437          $   156,220
    Foreign taxes withheld on dividends             (15,253)              (12,181)              (9,632)
                                                -----------           -----------          -----------
        Net dividends                               100,397               172,256              146,588
    Interest and other                                7,863                42,187               37,013
    Securities lending income                           352                 2,176                2,092
                                                -----------           -----------          -----------
        TOTAL INCOME                                108,612               216,619              185,693

EXPENSES:
--------------------------------------------------------------------------------------------------------
    Management fee                                   54,123               391,115              159,301
    Transfer agent fees and expenses                 45,375               153,907              245,790
    Accounting service fees and expenses             20,274                27,876               27,876
    Professional fees                                42,975                59,723               42,805
    Custodian fees                                   20,329                52,392               44,304
    Shareholder reporting                            16,273                47,898               73,929
    Registration fees                                 6,222                12,133               11,884
    Trustee fees and expenses                         9,506                 9,506                9,506
    Interest expense                                      2                    20                   43
    Miscellaneous                                    13,653                16,171               15,563
                                                -----------           -----------          -----------
        Total expenses before reductions            228,732               770,741              631,001
    Expenses offset                                     (21)                 (545)                (237)
    Expenses reimbursed                                  --                    --                   --
                                                -----------           -----------          -----------
        NET EXPENSES                                228,711               770,196              630,764
--------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                (120,099)             (553,577)            (445,071)
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                 (525,810)              373,411           (2,719,918)
        Foreign currency transactions               (25,589)             (127,612)             (34,860)
                                                -----------           -----------          -----------
        NET REALIZED GAIN (LOSS)                   (551,399)              245,799           (2,754,778)
                                                -----------           -----------          -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                (772,470)           (2,721,050)           2,511,258
        Other assets and liabilities
          denominated in foreign currencies          (3,522)               32,117                4,430
                                                -----------           -----------          -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                            (775,992)           (2,688,933)           2,515,688
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS                                  (1,327,391)           (2,443,134)            (239,090)
--------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                $(1,447,490)          $(2,996,711)         $  (684,161)
                                                ===========           ===========          ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                          U.S.    TREASURY
                                                                  SECURITIES
                                                                  CASH FUND
                                                    -------------------------------------
                                                    SIX MONTHS ENDED
                                                    DECEMBER 31, 2002        YEAR ENDED
                                                       (UNAUDITED) JUNE 30,
2002

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------
    Net investment income                            $     495,385         $   1,822,547
    Net realized gain (loss)                                  (285)                   --
    Net unrealized appreciation                                 --                    --
                                                     -------------         -------------
        NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                   495,100             1,822,547

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------
    From net investment income                            (568,176)           (1,833,116)
                                                     -------------         -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (568,176)           (1,833,116)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------
    Proceeds from shares sold                          369,990,764           437,112,860
    Distributions reinvested                               465,530             1,776,250
                                                     -------------         -------------
                                                       370,456,294           438,889,110
    Cost of shares redeemed                           (365,673,339)         (434,780,266)
                                                     -------------         -------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                      4,782,955             4,108,844
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    4,709,879             4,098,275
-----------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                    134,930,070           130,831,795
-----------------------------------------------------------------------------------------
END OF PERIOD                                         $139,639,949         $ 134,930,070
-----------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of period                              $       1,498         $      74,289
                                                     =============         =============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------
    Shares sold                                        369,990,764           437,112,627
    Shares reinvested                                      465,530             1,776,250
    Shares redeemed                                   (365,673,338)         (434,780,118)
                                                     -------------         -------------
        NET SHARE ACTIVITY                               4,782,956             4,108,759
                                                     =============         =============



See accompanying notes to financial statements.

                                                        U.S. GOVERNMENT
SECURITIES
                                                               SAVINGS FUND                        NEAR-TERM TAX FREE FUND
                                                    -----------------------------------     -----------------------------------
                                                    SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                    DECEMBER 31, 2002      YEAR ENDED       DECEMBER 31, 2002      YEAR ENDED
                                                       (UNAUDITED) JUNE 30,
2002 (UNAUDITED) JUNE 30, 2002
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------------
    Net investment income                            $   4,296,996       $  16,403,148         $   208,318        $   251,402
    Net realized gain (loss)                                (1,953)             22,010                (973)            14,691
    Net unrealized appreciation                                 --                  --             210,543            106,420
                                                     -------------       -------------         -----------        -----------
        NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                 4,295,043          16,425,158             417,888            372,513

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------------------
    From net investment income                          (4,497,197)        (16,417,534)           (208,936)          (248,782)
                                                     -------------       -------------         -----------        -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (4,497,197)        (16,417,534)           (208,936)          (248,782)
FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                          175,443,642         428,429,699           9,226,807          4,961,330
    Distributions reinvested                             3,833,251          16,049,024             155,143            223,918
                                                     -------------       -------------         -----------        -----------
                                                       179,276,893         444,478,723           9,381,950          5,185,248
    Cost of shares redeemed                           (250,700,361)       (534,885,376)         (1,502,181)        (1,592,519)
                                                     -------------       -------------         -----------        -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                    (71,423,468)        (90,406,653)          7,879,769          3,592,729
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (71,625,622)        (90,399,029)          8,088,721          3,716,460
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                    691,842,844         782,241,873           9,751,657          6,035,197
--------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                        $ 620,217,222       $ 691,842,844         $17,840,378        $ 9,751,657
--------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of period                              $     481,272       $     681,473         $    11,601        $    12,219
                                                     =============       =============         ===========        ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        175,443,642         428,427,290             840,876            461,086
    Shares reinvested                                    3,833,251          16,049,024              14,187             20,883
    Shares redeemed                                   (250,700,361)       (534,882,959)           (137,455)          (148,610)
                                                     -------------       -------------         -----------        -----------
        NET SHARE ACTIVITY                             (71,423,468)        (90,406,645)            717,608            333,359
                                                     =============       =============         ===========        ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                TAX FREE FUND
                                                   ---------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2002          YEAR ENDED
                                                      (UNAUDITED)            JUNE 30, 2002

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                      $   430,599            $    898,625
    Net realized gain (loss)                              118,190                  77,429
    Net unrealized appreciation (depreciation)            309,473                 306,993
                                                      -----------            ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                        858,262               1,283,047

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                           (436,446)               (891,824)
                                                      -----------            ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (436,446)               (891,824)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                           7,219,489              11,189,643
    Distributions reinvested                              299,980                 722,182
    Paid-in capital portion of short-term trading
      fee                                                       --                      --
                                                      -----------            ------------
                                                        7,519,469              11,911,825
    Cost of shares redeemed                            (8,529,090)            (10,852,666)
                                                      -----------            ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS               (1,009,621)              1,059,159
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (587,805)              1,450,382
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                    21,698,078              20,247,696
------------------------------------------------------------------------------------------
END OF PERIOD                                         $21,110,273            $ 21,698,078
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of period                               $    15,777            $     21,624
                                                      ===========            ============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                           585,383                 926,272
    Shares reinvested                                      24,280                  59,742
    Shares redeemed                                      (691,431)               (898,397)
                                                      -----------            ------------
        NET SHARE ACTIVITY                                (81,768)                 87,617
                                                      ===========            ============


See accompanying notes to financial statements.

                                                                                                      CHINA REGION
                                                        ALL AMERICAN EQUITY FUND                    OPPORTUNITY FUND
                                                   ----------------------------------     -----------------------------------
                                                   SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                   DECEMBER 31, 2002     YEAR ENDED       DECEMBER 31, 2002      YEAR ENDED
                                                     (UNAUDITED) JUNE 30,
2002 (UNAUDITED) JUNE 30, 2002
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      $    (8,590)       $   (29,049)        $  (117,454)        $  (103,070)
    Net realized gain (loss)                           (1,558,980)        (1,451,626)           (551,716)            341,086
    Net unrealized appreciation (depreciation)         (2,174,217)        (2,929,424)         (1,322,698)         (1,982,962)
                                                      -----------        -----------         -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                     (3,741,787)        (4,410,099)         (1,991,868)         (1,744,946)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                 --            (11,497)                 --                  --
                                                      -----------        -----------         -----------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                    --            (11,497)                 --                  --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                           1,799,132          6,460,416           7,907,888           9,311,111
    Distributions reinvested                                   --             11,264                  --                  --
    Paid-in capital portion of short-term trading
      fee                                                      642              1,602              17,261              32,665
                                                      -----------        -----------         -----------         -----------
                                                        1,799,774          6,473,282           7,925,149           9,343,776
    Cost of shares redeemed                            (2,367,380)        (8,280,607)         (7,677,746)        (10,719,018)
                                                      -----------        -----------         -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                 (567,606)        (1,807,325)            247,403          (1,375,242)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (4,309,393)        (6,228,921)         (1,744,465)         (3,120,188)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                    20,713,382         26,942,303          12,002,550          15,122,738
------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                         $16,403,989        $20,713,382         $10,258,085         $12,002,550
------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of period                               $   (41,655)       $   (33,065)        $  (143,926)        $   (26,472)
                                                      ===========        ===========         ===========         ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                           100,043            281,207           2,117,424           2,125,084
    Shares reinvested                                          --                513                  --                  --
    Shares redeemed                                      (131,063)          (363,591)         (2,049,465)         (2,458,784)
                                                      -----------        -----------         -----------         -----------
        NET SHARE ACTIVITY                                (31,020)           (81,871)             67,959            (333,700)
                                                      ===========        ===========         ===========         ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                             GLOBAL RESOURCES FUND
                                                     -------------------------------------
                                                     SIX MONTHS ENDED
                                                     DECEMBER 31, 2002        YEAR ENDED
                                                        (UNAUDITED) JUNE
30, 2002

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment loss                                 $  (120,099)          $  (186,898)
    Net realized gain (loss)                               (551,399)              148,159
    Net unrealized appreciation (depreciation)             (775,992)            2,468,860
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                       (1,447,490)            2,430,121

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                             (230,003)                   --
                                                        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (230,003)                   --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                             1,588,981            10,486,617
    Distributions reinvested                                216,460                    --
    Paid-in capital portion of short-term trading
      fee                                                      3,964                10,199
                                                        -----------           -----------
                                                          1,809,405            10,496,816
    Cost of shares redeemed                              (3,416,445)           (9,914,017)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                 (1,607,040)              582,799

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (3,284,533)            3,012,920
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                      14,899,722            11,886,802

------------------------------------------------------------------------------------------
END OF PERIOD                                           $11,615,189           $14,899,722
------------------------------------------------------------------------------------------

Accumulated undistributed net investment loss, end
  of period                                             $  (555,104)          $  (205,002)
                                                        ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                             391,196             2,125,686
    Shares reinvested                                        51,172                    --
    Shares redeemed                                        (797,344)           (2,065,030)
                                                        -----------           -----------
        NET SHARE ACTIVITY                                 (354,976)               60,656
                                                        ===========           ===========


See accompanying notes to financial statements.

                                                              WORLD PRECIOUS
                                                               MINERALS FUND                    GOLD SHARES FUND
                                                     --------------------------------   --------------------------------
                                                     SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                     DECEMBER 31, 2002   YEAR ENDED     DECEMBER 31, 2002   YEAR ENDED
                                                        (UNAUDITED) JUNE
30, 2002 (UNAUDITED) JUNE 30, 2002

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
    Net investment loss                               $    (553,577)   $    (742,934)     $   (445,071)   $    (635,671)
    Net realized gain (loss)                                245,799        7,733,655        (2,754,778)      10,767,428
    Net unrealized appreciation (depreciation)           (2,688,933)      31,389,946         2,515,688        8,713,972
                                                      -------------    -------------      ------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                       (2,996,711)      38,380,667          (684,161)      18,845,729

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
    From net investment income                           (2,305,148)              --                --               --
                                                      -------------    -------------      ------------    -------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (2,305,148)              --                --               --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                           238,171,920      204,149,606        55,869,659      135,398,502
    Distributions reinvested                              2,200,669               --                --               --
    Paid-in capital portion of short-term trading
      fee                                                    563,685          369,336           116,110          234,386
                                                      -------------    -------------      ------------    -------------
                                                        240,936,274      204,518,942        55,985,769      135,632,888
    Cost of shares redeemed                            (242,660,378)    (188,310,823)      (60,286,580)    (123,798,784)
                                                      -------------    -------------      ------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                 (1,724,104)      16,208,119        (4,300,811)      11,834,104

-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (7,025,963)      54,588,786        (4,984,972)      30,679,833
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                      97,044,277       42,455,491        52,911,294       22,231,461

-------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                         $  90,018,314    $  97,044,277      $ 47,926,322    $  52,911,294
-------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment loss, end
  of period                                           $  (4,207,106)   $  (1,348,381)     $   (490,862)   $     (45,791)
                                                      =============    =============      ============    =============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
    Shares sold                                          28,214,993       23,776,852        12,597,886       32,379,462
    Shares reinvested                                       231,893               --                --               --
    Shares redeemed                                     (28,471,859)     (22,508,618)      (13,511,108)     (30,199,556)
                                                      -------------    -------------      ------------    -------------
        NET SHARE ACTIVITY                                  (24,973)       1,268,234          (913,222)       2,179,906
                                                      =============    =============      ============    =============

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of nine separate funds (funds), as follows:
 U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of the fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events occur after the close of the primary exchange and before the fund's net asset value is next determined which materially affect the value of the fund's securities, then those securities will

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 be valued at their fair value as determined in good faith under the supervision of the Board of Trustees.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the funds are informed of the ex-dividend date in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 The equity funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a fund's performance in the same way in the future.

 Each fund may temporarily loan securities up to 10% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are recorded as securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 At December 31, 2002, the funds had suspended all new securities lending activity in anticipation of terminating the securities lending agreement.

 The market value of securities on loan and the related collateral at December 31, 2002 was:

             FUND                  MARKET VALUE (IN 000S)        COLLATERAL (IN 000S)
  -----------------------------------------------------------------------------------
  Global Resources Fund                    $  665                       $  692
  World Precious Minerals Fund              2,081                        2,229
  Gold Shares Fund                          2,874                        3,098

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 D. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreements with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or that the counterparty may fail to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There were no written options open at December 31, 2002.

 Purchase option transactions during the six months ended December 31, 2002 were as follows:

                                                              WORLD PRECIOUS
                             GLOBAL RESOURCES FUND             MINERALS FUND               GOLD SHARES FUND
                          ---------------------------------------------------------------------------------------
                          NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS
                          CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)

  Options outstanding
    at June 30, 2002         150         $ 53,839         7,205       $1,485,729        6,605       $1,260,929
  Options purchased          100           12,800         6,450          716,830        3,550          388,570
  Options sold               (50)         (28,056)       (1,455)        (518,859)      (1,355)        (455,559)
  Options expired             --               --        (4,000)        (328,105)      (4,000)        (328,105)
                             ---         --------        ------       ----------       ------       ----------
  Options outstanding
    at December 31, 2002     200         $ 38,583         8,200       $1,355,595        4,800       $  865,835
                             ===         ========        ======       ==========       ======       ==========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted to U.S. dollars at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 H. FEDERAL INCOME TAXES
 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The funds generally make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends, including short-term gains or losses, on a daily basis with payment monthly. Tax Free and Near-Term Tax Free pay monthly dividends. All American Equity generally pays quarterly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 J. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund less than 30 days are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the China Region Opportunity Fund less than 180 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Shares held in the Global Resources, World Precious Minerals and Gold Shares Funds held less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid-in capital.

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS
 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 29, 2004, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                     ANNUAL PERCENTAGE OF
               FUND                                AVERAGE DAILY NET ASSETS
  --------------------------------------------------------------------------------
  Gold Shares, All American Equity and       .75% of the first $250,000,000 and
  Tax Free                                   .50% of the excess

  U.S. Treasury Securities Cash and          .50% of the first $250,000,000 and U.S.
  Government Securities Savings              .375% of the excess

  World Precious Minerals and                1.00% of the first $250,000,000 and
  Global Resources                           .50% of the excess

  Near-Term Tax Free                         0.50%

  China Region Opportunity                   1.25%

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the six months ended December 31, 2002 were voluntarily limited as follows: All American Equity at 1.50%, Near-Term Tax Free at 0.50%, Tax Free at 0.70% and U.S. Government Securities Savings at 0.45%. In addition, the Adviser has contractually limited total fund operating expenses to not exceed 1.50% for the All American Equity Fund, 0.70% for the Tax Free Fund and Near-Term Tax Free Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis through June 30, 2003, and until such later date as the Adviser determines.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the funds. Each fund pays an annual fee based on its number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds. Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the six months ended December 31, 2002, in the amounts of $118,103 and $15,099, respectively.

 During the six months ended December 31, 2002, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $157,264 for mailing services provided to the funds.

 The five independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the Board.

NOTE 3: INVESTMENT ACTIVITY

 Purchases and sales of long-term securities for the six months ended December 31, 2002, are summarized as follows:

            FUND                                PURCHASES       SALES
  ----------------------------------------------------------------------
  Near-Term Tax Free                           $ 8,063,115   $   996,475
  Tax Free                                       3,976,572     4,330,979
  All American Equity                           11,120,055    12,309,983
  China Region Opportunity                       2,735,774     2,693,819
  Global Resources                               5,540,264     7,521,838
  World Precious Minerals                       65,034,259    64,791,177
  Gold Shares                                   33,944,033    36,655,212

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

 U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at December 31, 2002 were: 86.97% of China Region Opportunity, 85.30% of Global Resources, 89.60% of World Precious Minerals and 85.67% of Gold Shares.

 The following table presents the income tax basis of the securities owned at December 31, 2002, and the tax basis components of net unrealized appreciation or depreciation:

                                                  GROSS          GROSS       NET UNREALIZED
                                  AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
              FUND                 TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash  $139,549,078  $        --    $         --     $        --
  U.S. Government Securities
    Savings                       619,907,704           --              --              --
  Near-Term Tax Free               17,255,061      454,611          (8,417)        446,194
  Tax Free                         19,910,939    1,040,750            (376)      1,040,374
  All American Equity              17,459,037      974,520      (2,001,384)     (1,026,864)
  China Region Opportunity         12,947,004      748,393      (3,444,173)     (2,695,780)
  Global Resources                  9,674,608    2,577,359        (620,840)      1,956,519
  World Precious Minerals          78,086,769   26,438,489     (13,537,278)     12,901,211
  Gold Shares                      35,989,936   13,292,374      (1,488,225)     11,804,149

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The loss carryforwards and related expiration dates for each fund, as of December 31, 2002, are as follows:

                                                          LOSS              EXPIRATION
                        FUND                          CARRYFORWARDS            DATE
  -------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash                       $     18,188          2007 - 2008
  U.S. Government Securities Savings                     1,488,885          2003 - 2005
  Near-Term Tax Free                                       236,475          2003 - 2009
  Tax Free                                                 491,159          2008 - 2009
  All American Equity                                    2,115,510                 2010
  China Region Opportunity                              14,801,088          2004 - 2010
  Global Resources                                       8,791,112          2007 - 2008
  World Precious Minerals                               50,021,181          2007 - 2010
  Gold Shares                                          140,132,291          2003 - 2009

 Gold Shares Fund had a post October 31, 2001 currency loss deferral of $40,190. The amount, in accordance with tax rules, is deemed to have occurred on July 1, 2002.

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)        December 31, 2002

NOTE 4: RISKS OF CONCENTRATIONS

 China Region Opportunity may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of Gold Shares and World Precious Minerals present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

NOTE 5: CREDIT ARRANGEMENTS

 Each of the U.S. Global Investors Funds, along with other funds under common management, has a revolving credit facility with Brown Brothers Harriman & Co. (BBH). Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each fund has a maximum borrowing limit of 10% of qualified assets. The aggregate borrowings by all the funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at December 31, 2002.

NOTE 6: SHARES OF BENEFICIAL INTEREST

 At December 31, 2002, individual shareholders holding more than 5% of outstanding shares comprised 8.45% of the Near-Term Tax Free Fund and 11.79% of the Tax Free Fund.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                               12/02       2002       2001       2000       1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                           --(a)     .01        .05        .04        .04        .04
  Net realized and unrealized gain                --         --         --         --         --         --
                                            --------   --------   --------   --------   --------   --------
  Total from investment activities                --(a)     .01        .05        .04        .04        .04
                                            --------   --------   --------   --------   --------   --------
Distributions from net investment income          --(a)    (.01)      (.05)      (.04)      (.04)      (.04)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)        .43%      1.43%      4.59%      4.49%      3.92%      4.55%
Ratios to Average Net Assets (c):
  Net investment income                          .75%      1.43%      4.62%      4.33%      3.87%      4.37%
  Total expenses                                 .96%      1.00%      1.06%      1.04%      1.01%       .96%
  Expenses reimbursed or offset                   --         --         --         --         --         --
  Net expenses                                   .96%      1.00%      1.06%      1.04%      1.01%       .96%

Net assets, end of period (in thousands)    $139,640   $134,930   $130,832   $137,172   $155,767   $149,421

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                               12/02       2002       2001       2000       1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                          .01        .02        .05        .05        .05        .05
  Net realized and unrealized gain                --         --         --         --         --         --
                                            --------   --------   --------   --------   --------   --------
  Total from investment activities               .01        .02        .05        .05        .05        .05
                                            --------   --------   --------   --------   --------   --------
Distributions from net investment income        (.01)      (.02)      (.05)      (.05)      (.05)      (.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)        .68%      2.20%      5.42%      5.44%      4.90%      5.38%
Ratios to Average Net Assets (c):
  Net investment income                         1.29%      2.20%      5.41%      5.26%      4.78%      5.25%
  Total expenses                                 .60%       .59%       .60%       .60%       .61%       .67%
  Expenses reimbursed or offset                 (.15)%     (.14)%     (.20)%     (.20)%     (.30)%     (.36)%
  Net expenses                                   .45%       .45%       .40%       .40%       .31%       .31%

Net assets, end of period (in thousands)    $620,217   $691,843   $782,242   $755,140   $790,148   $761,518

(a)  Per share amount does not round to $0.01.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                               12/02      2002      2001      2000      1999      1998
NET ASSET VALUE, BEGINNING OF PERIOD          $10.81    $10.61    $10.31    $10.47    $10.64    $10.49
------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                          .17       .40       .43       .44       .42       .43
  Net realized and unrealized gain (loss)        .19       .19       .30      (.17)     (.17)      .19
                                             -------    ------    ------    ------    ------    ------
  Total from investment activities               .36       .59       .73       .27       .25       .62
                                             -------    ------    ------    ------    ------    ------
Distributions from net investment income        (.16)     (.39)     (.43)     (.43)     (.42)     (.47)

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.01    $10.81    $10.61    $10.31    $10.47    $10.64
------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)       3.36%     5.65%     7.21%     2.65%     2.35%     6.02%
Ratios to Average Net Assets (b):
  Net investment income                         2.99%     3.73%     4.15%     4.10%     3.93%     4.12%
  Total expenses                                1.62%     2.63%     2.72%     2.45%     2.25%     1.83%
  Expenses reimbursed or offset                (1.12)%   (2.01)%   (2.02)%   (1.75)%   (1.55)%   (1.13)%
  Net expenses                                   .50%      .62%      .70%      .70%      .70%      .70%
Portfolio turnover rate                            8%       19%       23%       24%       38%       39%

Net assets, end of period (in thousands)     $17,840    $9,752    $6,035    $5,222    $7,411    $8,061

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                             12/02      2002      2001      2000      1999      1998
NET ASSET VALUE, BEGINNING OF PERIOD        $12.18    $11.95    $11.38    $11.80    $12.20    $11.89
----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                        .25       .50       .53       .56       .55       .57
  Net realized and unrealized gain
    (loss)                                     .24       .23       .57      (.39)     (.37)      .33
                                           -------   -------   -------   -------   -------   -------
  Total from investment activities             .49       .73      1.10       .17       .18       .90
                                           -------   -------   -------   -------   -------   -------
Distributions
  From net investment income                  (.25)     (.50)     (.53)     (.55)     (.55)     (.59)
  From net realized gains                       --        --        --      (.04)     (.03)       --
                                           -------   -------   -------   -------   -------   -------
  Total distributions                         (.25)     (.50)     (.53)     (.59)     (.58)     (.59)

----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $12.42    $12.18    $11.95    $11.38    $11.80    $12.20
----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)     4.01%     6.18%     9.81%     1.57%     1.39%     7.71%
Ratios to Average Net Assets (b):
  Net investment income                       3.82%     4.13%     4.50%     4.80%     4.54%     4.77%
  Total expenses                              1.54%     1.56%     1.53%     1.53%     1.45%     1.45%
  Expenses reimbursed or offset               (.84)%    (.86)%    (.83)%    (.83)%    (.75)%    (.75)%
  Net expenses                                 .70%      .70%      .70%      .70%      .70%      .70%
Portfolio turnover rate                         19%       22%       19%       16%       42%       49%

Net assets, end of period (in thousands)   $21,110   $21,698   $20,248   $18,380   $24,042   $21,400

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                             12/02      2002      2001      2000      1999      1998

NET ASSET VALUE, BEGINNING OF PERIOD        $21.20    $25.44    $45.18    $44.78    $38.80    $31.34
----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                (.01)     (.03)      .08       .33       .26       .38
  Net realized and unrealized gain
    (loss)                                   (3.85)    (4.20)   (11.42)      .90      7.10      8.06
                                           -------   -------   -------   -------   -------   -------
  Total from investment activities           (3.86)    (4.23)   (11.34)     1.23      7.36      8.44
                                           -------   -------   -------   -------   -------   -------
Distributions
  From net investment income                    --      (.01)     (.08)     (.33)     (.26)     (.40)
  From net realized gains                       --        --     (8.32)     (.50)    (1.12)     (.58)
                                           -------   -------   -------   -------   -------   -------
  Total distributions                           --      (.01)    (8.40)     (.83)    (1.38)     (.98)

----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $17.34    $21.20    $25.44    $45.18    $44.78    $38.80
----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)   (18.21)%  (16.62)%  (27.96)%    2.72%    19.49%    27.31%
Ratios to Average Net Assets (b):
  Net investment income (loss)                (.10)%    (.12)%     .25%      .28%      .66%     1.03%
  Total expenses                              2.66%     2.19%     1.69%     1.53%     1.56%     1.61%
  Expenses reimbursed or offset              (1.16)%    (.73)%    (.69)%    (.53)%    (.56)%    (.64)%
  Net expenses                                1.50%     1.46%     1.00%     1.00%     1.00%      .97%
Portfolio turnover rate                         67%       75%       85%       21%       25%       24%
Net assets, end of period (in thousands)   $16,404   $20,713   $26,942   $44,038   $53,202   $34,671

CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                             12/02      2002      2001      2000      1999      1998

NET ASSET VALUE, BEGINNING OF PERIOD         $4.38     $4.92     $6.11     $5.58     $4.09     $8.60
----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                (.04)     (.04)     (.04)     (.02)     (.03)      .03
  Net realized and unrealized gain
    (loss)                                    (.69)     (.50)    (1.09)      .55      1.55     (4.49)
                                           -------   -------   -------   -------   -------   -------
  Total from investment activities            (.73)     (.54)    (1.13)      .53      1.52     (4.46)
                                           -------   -------   -------   -------   -------   -------
Distributions
  From net investment income                    --        --      (.06)       --      (.03)     (.05)
                                           -------   -------   -------   -------   -------   -------
  Total distributions                           --        --      (.06)       --      (.03)     (.05)

----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $3.65     $4.38     $4.92     $6.11     $5.58     $4.09
----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding accounts fees) (a)  (16.67)%  (10.98)%  (18.45)%    9.50%    37.50%   (52.06)%
Ratios to Average Net Assets (b):
  Net investment income (loss)               (2.23)%    (.83)%    (.56)%    (.40)%   (1.18)%     .39%
  Total expenses                              4.05%     3.54%     3.04%     3.10%     4.41%     2.60%
  Expenses reimbursed or offset                 --        --        --        --        --        --
  Net expenses                                4.05%     3.54%     3.04%     3.10%     4.41%     2.60%
Portfolio turnover rate                         28%       29%        4%       40%       13%       17%
Net assets, end of period (in thousands)   $10,258   $12,003   $15,123   $21,273   $29,156   $19,460

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                             12/02      2002      2001      2000      1999      1998

NET ASSET VALUE, BEGINNING OF PERIOD         $4.93     $4.01     $3.88     $4.01     $4.47     $7.33
----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                         (.05)     (.06)     (.06)     (.08)     (.07)     (.01)
  Net realized and unrealized gain (loss)     (.44)      .98       .19      (.05)     (.15)    (1.95)
                                           -------   -------   -------   -------   -------   -------
  Total from investment activities            (.49)      .92       .13      (.13)     (.22)    (1.96)
                                           -------   -------   -------   -------   -------   -------
Distributions
  From net investment income                  (.09)       --        --        --        --        --
  From net realized gains                       --        --        --        --      (.24)     (.90)
                                           -------   -------   -------   -------   -------   -------
  Total distributions                         (.09)       --        --        --      (.24)     (.90)

----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $4.35     $4.93     $4.01     $3.88     $4.01     $4.47
----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)    (9.93)%   22.94%     3.35%    (3.24)%   (4.12)%  (29.79)%
Ratios to Average Net Assets (b):
  Net investment loss                        (2.22)%   (1.57)%   (1.47)%   (1.87)%   (1.83)%   (1.51)%
  Total expenses                              4.23%     3.83%     3.61%     3.79%     4.34%     2.42%
  Expenses reimbursed or offset                 --        --        --        --        --      (.04)%
  Net expenses                                4.23%     3.83%     3.61%     3.79%     4.34%     2.38%
Portfolio turnover rate                         55%       96%       65%       55%      153%      192%
  Net assets, end of period (in
    thousands)                             $11,615   $14,900   $11,887   $13,530   $16,964   $18,958

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                             12/02      2002      2001      2000      1999       1998

NET ASSET VALUE, BEGINNING OF PERIOD        $10.43     $5.28     $6.43     $7.79     $9.86     $15.95
-----------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                 .17      (.07)     (.10)     (.01)      .02       (.05)
  Net realized and unrealized gain
    (loss)                                    (.65)     5.22     (1.03)    (1.35)    (2.08)     (5.90)
                                           -------   -------   -------   -------   -------   --------
  Total from investment activities            (.48)     5.15     (1.13)    (1.36)    (2.06)     (5.95)
                                           -------   -------   -------   -------   -------   --------
Distributions
  From net investment income                  (.25)       --      (.02)       --      (.01)      (.14)
                                           -------   -------   -------   -------   -------   --------
  Total distributions                         (.25)       --      (.02)       --      (.01)      (.14)

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.70    $10.43     $5.28     $6.43     $7.79      $9.86
-----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees)(a)     (4.51)%   97.54%   (17.54)%  (17.46)%  (20.89)%   (37.41)%
Ratios to Average Net Assets (b):
  Net investment income (loss)               (1.42)%   (1.32)%   (1.51)%   (1.41)%     .27%      (.72)%
  Total expenses                              1.97%     2.27%     2.86%     2.50%     2.18%      1.74%
  Expenses reimbursed or offset                 --        --        --        --      (.06)%       --
  Net expenses                                1.97%     2.27%     2.86%     2.50%     2.12%      1.74%
Portfolio turnover rate                         89%      104%       68%       93%      252%        43%
Net assets, end of period (in thousands)   $90,018   $97,044   $42,455   $57,019   $96,057   $149,759

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GOLD SHARES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE SIX MONTHS ENDED
DECEMBER 31, 2002 (UNAUDITED) AND EACH YEAR ENDED JUNE 30,

                                              12/02      2002      2001      2000      1999     1998*

NET ASSET VALUE, BEGINNING OF PERIOD          $5.28     $2.83     $2.92     $3.42     $3.79     $9.40
-----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                 (.05)     (.06)     (.09)     (.15)     (.11)      .01
  Net realized and unrealized gain (loss)       .03      2.51        --      (.35)     (.26)    (5.50)
                                            -------   -------   -------   -------   -------   -------
  Total from investment activities             (.02)     2.45      (.09)     (.50)     (.37)    (5.49)
                                            -------   -------   -------   -------   -------   -------
Distributions
  From net investment income                     --        --        --        --        --      (.12)
                                            -------   -------   -------   -------   -------   -------
  Total distributions                            --        --        --        --        --      (.12)

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $5.26     $5.28     $2.83     $2.92     $3.42     $3.79
-----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding accounts fees) (a)     (.38)%   86.57%    (3.08)%  (14.62)%   (9.76)%  (58.83)%
Ratios to Average Net Assets (b):
  Net investment income (loss)                (2.10)%   (1.99)%   (2.93)%   (3.98)%   (2.88)%     .53%
  Total expenses                               2.97%     3.57%     5.79%     5.74%     5.59%     2.67%
  Expenses reimbursed or offset                  --        --        --        --      (.35)%    (.20)%
  Net expenses                                 2.97%     3.57%     5.79%     5.74%     5.24%     2.47%
Portfolio turnover rate                          89%      164%       95%       82%      388%      220%

Net assets, end of period (in thousands)    $47,926   $52,911   $22,231   $25,836   $38,286   $46,251

  *The values shown above for the periods have been adjusted to reflect the 1-for-10 reverse stock split, which was effective on July 1, 1998.

(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

98